                           FIRST AMENDMENT OF OFFICE LEASE

     This First Amendment of Office Lease ("First Amendment"), by and between TRIZEC ALLEN CENTER LIMITED PARTNERSHIP, a Delaware limited partnership dba TrizecHahn Allen Center Limited Partnership, ("Landlord"), and GATEWAY ENERGY CORPORATION, a Delaware corporation, ("Tenant"), is dated the 29th of June, 1998.

                                 W I T N E S S E T H:

     WHEREAS, Landlord and Tenant heretofore entered into that certain Office Lease dated January 20, 1998 (the "Original Lease"); and

     WHEREAS, Landlord and Tenant wish to document certain changes which the parties wish to make to the terms and conditions for the exercise of the Expansion Premises described in Exhibit "G" of the Original Lease;

     NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and in the Original Lease, Landlord and Tenant do hereby covenant and agree that the Lease is amended as follows:

     1. EXHIBIT "G" - MANDATORY EXPANSION. Exhibit "G" of the Original Lease is modified in the following manner:

          (a) The Expansion Premises described in Paragraph 1 of Exhibit "G" are changed from the approximately 2,556 square feet of Rentable Area as shown on Schedule 1 to Exhibit "G" attached to the Original Lease to the approximately 2,087 square feet of Rentable Area as shown on the revised Schedule 1 to Exhibit "G" attached to this First Amendment.

          (b)   The Required Expansion Date designated in Paragraph 1 of
Exhibit "G" is changed from November 1, 1998 to January 1, 1999. At its option, Tenant may elect to occupy the Expansion Premises on a date earlier than January 1, 1999.

          (c) The Allowance of $5.00 per square foot of Rentable Area described in Paragraph 4 of Exhibit "G" shall be changed to $20.00 per square foot of Rentable Area.

          (d) Paragraph 3 of Exhibit "G" is modified so that the first month of Base Rental owing for the Expansion Premises shall be abated by Landlord.

          (e) Paragraph 8 of Exhibit "G" is modified so that the deadline for Tenant to cancel the Lease with respect to the Expansion Premises shall be extended from August 31, 1998 to November 30, 1998. In addition, if Tenant cancels the Lease with respect to the Expansion Premises, Tenant agrees to move its front entry back eighteen inches (18") to provide for a formal front entry of the Expansion Premises, and all such costs to move the front entry shall be borne by Landlord.

     2. DEFINED TERMS. Terms defined in the Original Lease and delineated herein by initial capital letters shall have the same meaning ascribed thereto in the Original Lease.

     3. EFFECT OF FIRST AMENDMENT. Except as expressly amended by the provisions hereof, the terms and conditions contained in the Original Lease shall continue to govern the rights and obligations of the parties; and all provisions and covenants in the Original Lease shall remain in full force and effect as stated therein, except to the extent specifically modified by the provisions of this First Amendment. This First Amendment and the Original Lease shall be construed as one instrument known as the Lease.

     4. LENDER APPROVAL. Tenant acknowledges and agrees that this First Amendment is subject to the approval of Metropolitan Life Insurance Company and Landlord agrees to notify Tenant of such approval within five (5) days following Landlord's receipt thereof.

     IN WITNESS HEREOF, Landlord and Tenant have executed this First Amendment in multiple counterparts as of the day and year written above.


LANDLORD:                                    TENANT:

TRIZEC ALLEN CENTER LIMITED                  GATEWAY ENERGY CORPORATION,
PARTNERSHIP, a Delaware limited              a Delaware corporation
partnership dba TrizecHahn Allen Center
Limited Partnership
                                             By:  [ILLEGIBLE]
                                                ------------------------------
By:  TRIZEC ALLEN CENTER, INC.,              Name:  [ILLEGIBLE]
a Delaware corporation, its sole                  -----------------------------
general partner                              Title: President
                                                   ----------------------------



By:  /s/ Paul H. Layne
   ------------------------------
     Paul H. Layne
     Vice President and Assistant Secretary


By:  /s/ David W. Clapp
   ------------------------------
      David W. Clapp
      Vice President

                      [ARCHITECTURAL PLAN]

                                             TRIZECHAHN OFFICE PROPERTIES INC.

                                                                  Allen Center
                                                             1200 Smith Street
                                                                    Suite 2600
                                                          Houston, Texas 77002

                                                              Tel 713 651 1515
                                                              Fax 713 951 0209

[LOGO]


April 24, 1998



Mr. Mike T. Fadden
Gateway Energy Corporation
500 Dallas, Suite 2615
Houston, Texas 77002


         RE: OFFICE LEASE AGREEMENT, DATED JANUARY 20, 1998 ("LEASE"), BETWEEN TRIZEC ALLEN CENTER LIMITED PARTNERSHIP, A DELAWARE LIMITED PARTNERSHIP D/B/A/ A TRIZECHAHN ALLEN CENTER LIMITED PARTNERSHIP ("LANDLORD") AND GATEWAY ENERGY CORPORATION ("TENANT") FOR SUITE NO. 2615 ("PREMISES") AT ONE ALLEN CENTER, HOUSTON, TEXAS.

Dear Mr. Fadden:

Pursuant to the above-reference document, this letter is to confirm (i) the Rentable Area of the Leased Premises, (ii) the Commencement Date of the term of the Lease, and (iii) the actual monthly Base Rental due.

Now, therefore, Landlord and Tenant hereby agree and confirm that, (i) the Rentable Area of the Leased Premises is approximately 3,981 square feet of Rentable Area on the twenty-sixth (26th) floor, (ii) the Commencement Date of the term of the Lease is April 9, 1998 and will expire on March 31, 2003 unless sooner terminated or extended pursuant to the terms of the lease, and
(iii) the actual Base Rental shall be the sum fo Five Thousand Nine Hundred Seventy One and 50/100 Dollars ($5,971.50) per month.

Please acknowledge your acceptance of the Leased Premises and confirmation of the above by signing in the space provided below and returning two executed copies to my attention at the Building Office.


                                      Sincerely,


                                      /s/ Mary Beth Salas
                                      ---------------------------
                                      Mary Beth Salas
                                      Assistant Property Manager
                                      One Allen Center


Agreed and accepted this 30 day of April 1998.

Gateway Energy Corporation

By: /s/ Michael T. Fadden
   -------------------------------
Title: President
      ----------------------------

                                     OFFICE LEASE

                                         AT

                                   ONE ALLEN CENTER


                                       BETWEEN


                 TRIZEC ALLEN CENTER LIMITED PARTNERSHIP (LANDLORD)


                                         AND


                         GATEWAY ENERGY CORPORATION (TENANT)


                              DATED: JANUARY 20, 1998

                                  TABLE OF CONTENTS

                                                                             PAGE
                                                                             ----
ARTICLE ONE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
BASIC LEASE PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
     1.01   BASIC LEASE PROVISIONS . . . . . . . . . . . . . . . . . . . . . . 1
     1.02   ENUMERATION OF EXHIBITS. . . . . . . . . . . . . . . . . . . . . . 2
     1.03   DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

ARTICLE TWO  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
PREMISES, TERM AND OTHER LEASE RIGHTS. . . . . . . . . . . . . . . . . . . . . 7
     2.01   LEASE OF PREMISES. . . . . . . . . . . . . . . . . . . . . . . . . 7
     2.02   TERM . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
     2.03   FAILURE TO GIVE POSSESSION . . . . . . . . . . . . . . . . . . . . 7
     2.04   CONDITION OF PREMISES. . . . . . . . . . . . . . . . . . . . . . . 8
     2.05   RENEWAL OPTION . . . . . . . . . . . . . . . . . . . . . . . . . . 8
     2.06   MANDATORY EXPANSION. . . . . . . . . . . . . . . . . . . . . . . . 8

ARTICLE THREE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
RENT. . . .  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

ARTICLE FOUR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
RENT ADJUSTMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
     4.01   RENT ADJUSTMENT. . . . . . . . . . . . . . . . . . . . . . . . . . 9
     4.02   PROCEDURE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
     4.03   BOOKS AND RECORDS. . . . . . . . . . . . . . . . . . . . . . . . .10
     4.04   PARTIAL OCCUPANCY. . . . . . . . . . . . . . . . . . . . . . . . .11

ARTICLE FIVE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .11
SECURITY DEPOSIT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .11

ARTICLE SIX  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .12
SERVICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .12
     6.01   LANDLORD'S GENERAL SERVICES. . . . . . . . . . . . . . . . . . . .12
     6.02   ELECTRICAL SERVICES. . . . . . . . . . . . . . . . . . . . . . . .13
     6.03   ADDITIONAL AND AFTER-HOUR SERVICES . . . . . . . . . . . . . . . .14
     6.04   TELEPHONE SERVICES . . . . . . . . . . . . . . . . . . . . . . . .14
     6.05   DELAYS IN FURNISHING SERVICES. . . . . . . . . . . . . . . . . . .15


ARTICLE SEVEN. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .16
POSSESSION, USE AND CONDITION OF PREMISES. . . . . . . . . . . . . . . . . . .16

                                                                             PAGE
                                                                             ----
     7.01   POSSESSION AND USE OF PREMISES . . . . . . . . . . . . . . . . . .16
     7.02   LANDLORD ACCESS TO PREMISES. . . . . . . . . . . . . . . . . . . .18
     7.03   QUIET ENJOYMENT. . . . . . . . . . . . . . . . . . . . . . . . . .18
     7.04   ENTRY CARDS. . . . . . . . . . . . . . . . . . . . . . . . . . . .19

ARTICLE EIGHT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .19
MAINTENANCE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .19
     8.01   LANDLORD'S MAINTENANCE . . . . . . . . . . . . . . . . . . . . . .19
     8.02   TENANT'S MAINTENANCE . . . . . . . . . . . . . . . . . . . . . . .20

ARTICLE NINE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .20
ALTERATIONS AND IMPROVEMENTS . . . . . . . . . . . . . . . . . . . . . . . . .20
     9.01   TENANT ALTERATIONS . . . . . . . . . . . . . . . . . . . . . . . .20
     9.02   LIENS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .22

ARTICLE TEN  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .22
ASSIGNMENT AND SUBLETTING. . . . . . . . . . . . . . . . . . . . . . . . . . .22
     10.01  ASSIGNMENT AND SUBLETTING. . . . . . . . . . . . . . . . . . . . .22
     10.02  RECAPTURE. . . . . . . . . . . . . . . . . . . . . . . . . . . . .24
     10.03  EXCESS RENT. . . . . . . . . . . . . . . . . . . . . . . . . . . .24
     10.04  TENANT LIABILITY . . . . . . . . . . . . . . . . . . . . . . . . .24
     10.05  ASSUMPTION AND ATTORNMENT. . . . . . . . . . . . . . . . . . . . .24

ARTICLE ELEVEN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .25
DEFAULT AND REMEDIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . .25
     11.01  EVENTS OF DEFAULT. . . . . . . . . . . . . . . . . . . . . . . . .25
     11.02  LANDLORD'S REMEDIES. . . . . . . . . . . . . . . . . . . . . . . .26
     11.03  ATTORNEY'S FEES. . . . . . . . . . . . . . . . . . . . . . . . . .28
     11.04  BANKRUPTCY . . . . . . . . . . . . . . . . . . . . . . . . . . . .28

ARTICLE TWELVE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .29
SURRENDER OF PREMISES. . . . . . . . . . . . . . . . . . . . . . . . . . . . .29
     12.01  IN GENERAL . . . . . . . . . . . . . . . . . . . . . . . . . . . .29
     12.02  LANDLORD'S RIGHTS. . . . . . . . . . . . . . . . . . . . . . . . .29

ARTICLE THIRTEEN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .30
HOLDING OVER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .30

ARTICLE FOURTEEN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .30
DAMAGE BY FIRE OR OTHER CASUALTY . . . . . . . . . . . . . . . . . . . . . . .30
     14.01  SUBSTANTIAL UNTENANTABILITY. . . . . . . . . . . . . . . . . . . .30
     14.02  INSUBSTANTIAL UNTENANTABILITY. . . . . . . . . . . . . . . . . . .31
     14.03  RENT ABATEMENT . . . . . . . . . . . . . . . . . . . . . . . . . .31

                                                                             PAGE
                                                                             ----
ARTICLE FIFTEEN. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .32
EMINENT DOMAIN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .32
     15.01  TAKING OF WHOLE OR SUBSTANTIAL PART. . . . . . . . . . . . . . . .32
     15.02  TAKING OF PART . . . . . . . . . . . . . . . . . . . . . . . . . .32
     15.03  COMPENSATION . . . . . . . . . . . . . . . . . . . . . . . . . . .32

ARTICLE SIXTEEN. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .33
INSURANCE . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .33
     16.01  TENANT'S INSURANCE . . . . . . . . . . . . . . . . . . . . . . . .33
     16.02  FORM OF POLICIES . . . . . . . . . . . . . . . . . . . . . . . . .33
     16.03  LANDLORD'S INSURANCE . . . . . . . . . . . . . . . . . . . . . . .33
     16.04  WAIVER OF SUBROGATION. . . . . . . . . . . . . . . . . . . . . . .34
     16.05  NOTICE OF CASUALTY . . . . . . . . . . . . . . . . . . . . . . . .35

ARTICLE SEVENTEEN. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .35
WAIVER OF CLAIMS AND INDEMNITY . . . . . . . . . . . . . . . . . . . . . . . .35
     17.01  WAIVER OF CLAIMS . . . . . . . . . . . . . . . . . . . . . . . . .35
     17.02  INDEMNITY BY TENANT. . . . . . . . . . . . . . . . . . . . . . . .36

ARTICLE EIGHTEEN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .36
RULES AND REGULATIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .36
     18.01  RULES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .36
     18.02  ENFORCEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . .37

ARTICLE NINETEEN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .37
LANDLORD'S RESERVED RIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . .37
     19.01  RESERVED RIGHTS. . . . . . . . . . . . . . . . . . . . . . . . . .37

ARTICLE TWENTY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .38
ESTOPPEL CERTIFICATE . . . . . . . . . . . . . . . . . . . . . . . . . . . . .38
     20.01  IN GENERAL . . . . . . . . . . . . . . . . . . . . . . . . . . . .38
     20.02  ENFORCEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . .38

ARTICLE TWENTY-ONE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .38
RELOCATION OF TENANT . . . . . . . . . . . . . . . . . . . . . . . . . . . . .38

ARTICLE TWENTY-TWO . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .39
REAL ESTATE BROKERS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .39

                                                                             PAGE
                                                                             ----
ARTICLE TWENTY-THREE . . . . . . . . . . . . . . . . . . . . . . . . . . . . .39
MORTGAGEE PROTECTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . .39
     23.01  SUBORDINATION AND ATTORNMENT . . . . . . . . . . . . . . . . . . .39
     23.02  MORTGAGEE PROTECTION . . . . . . . . . . . . . . . . . . . . . . .40

ARTICLE TWENTY-FOUR. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .40
NOTICES . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .40

ARTICLE TWENTY-FIVE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .42
MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .42
     25.01  LATE CHARGES . . . . . . . . . . . . . . . . . . . . . . . . . . .42
     25.02  WAIVER OF JURY TRIAL . . . . . . . . . . . . . . . . . . . . . . .42
     25.03  DEFAULT UNDER OTHER LEASE. . . . . . . . . . . . . . . . . . . . .42
     25.04  OPTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .42
     25.05  TENANT AUTHORITY . . . . . . . . . . . . . . . . . . . . . . . . .42
     25.06  MODIFICATION OF LEASE FOR BENEFIT OF MORTGAGEE . . . . . . . . . .43
     25.07  EXCULPATION. . . . . . . . . . . . . . . . . . . . . . . . . . . .43
     25.08  ACCORD AND SATISFACTION. . . . . . . . . . . . . . . . . . . . . .43
     25.09  LANDLORD'S OBLIGATIONS ON SALE OF BUILDING . . . . . . . . . . . .43
     25.10  BINDING EFFECT . . . . . . . . . . . . . . . . . . . . . . . . . .43
     25.11  CAPTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .43
     25.12  APPLICABLE LAW . . . . . . . . . . . . . . . . . . . . . . . . . .44
     25.13  ABANDONMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . .44
     25.14  LANDLORD'S RIGHT TO PERFORM TENANT'S DUTIES. . . . . . . . . . . .44
     25.15  TEXAS DECEPTIVE TRADE PRACTICES ACT INAPPLICABLE . . . . . . . . .44
     25.16  LETTER OF CREDIT . . . . . . . . . . . . . . . . . . . . . . . . .45
     25.17  ENTIRE AGREEMENT . . . . . . . . . . . . . . . . . . . . . . . . .45
     25.18  NOTICE OF INDEMNIFICATION. . . . . . . . . . . . . . . . . . . . .45

                                     OFFICE LEASE

                                     ARTICLE ONE
                                BASIC LEASE PROVISIONS

1.01 BASIC LEASE PROVISIONS - In the event of any conflict between these Basic Lease Provisions and any other Lease provision, such other Lease provision shall control.

       (1)     BUILDING AND ADDRESS:   One Allen Center, 500 Dallas Street,
               Houston, Texas  77002.

       (2) LANDLORD: Trizec Allen Center Limited Partnership, a Delaware limited partnership d/b/a TrizecHahn Allen Center Limited Partnership.

       (3)     TENANT:   Gateway Energy Corporation, a Delaware corporation

       (4)     DATE OF LEASE: JANUARY 20, 1998.

       (5)     LENGTH OF LEASE TERM:  Sixty (60) months.

       (6)     PROJECTED COMMENCEMENT DATE:   April 1, 1998.

       (7)     PROJECTED EXPIRATION DATE:   March 31, 2003.

       (8)     BASE RENT:

               PERIOD FROM/TO     MONTHLY    ANNUALLY   RATE/SF OF RENTABLE AREA
               -------------      -------    --------   ------------------------
               Months 1-60     $5,971.50    $71,658.00         $18.00

       (9)     PREMISES:  Suite No. 2615.

               3,981 SQUARE FEET OF RENTABLE AREA (approximate)
               3,296 SQUARE FEET OF USABLE AREA (approximate)

       (10)    SECURITY DEPOSIT:   $11,943.00

       (11)    TENANT'S USE OF PREMISES:  General office use.

1.02   ENUMERATION OF EXHIBITS

The exhibits and riders set forth below and attached to this Lease are incorporated in this Lease by this reference:

EXHIBIT A      Legal Description of Land
EXHIBIT B      Plan of Premises
EXHIBIT C      Workletter Agreement
EXHIBIT D      Rules and Regulations
EXHIBIT E      Parking
EXHIBIT F      Renewal Option
EXHIBIT G      Mandatory Expansion
EXHIBIT H      Janitorial Specifications

1.03   DEFINITIONS

For purposes hereof, the following terms shall have the following meanings:

AFFILIATE: Any corporation or other business entity which is currently owned or controlled by, owns or controls, or is under common ownership or control with Tenant.

ALLOWANCE: "Allowance" shall mean an amount equal to the product of $20.00 times the number of square feet of Rentable Area of the Premises.

BUILDING:  The "Building" shall mean the office building located upon the Land.

COMMENCEMENT DATE: The date specified in Section 1.01(6) as the Projected Commencement Date, unless changed by operation of Article Two.

COMMON AREAS: All areas of the Real Property made available by Landlord from time to time for the general common use or benefit of the tenants of the Building, and their employees and invitees, or the public, as such areas currently exist and as they may be changed from time to time.

DECORATION: Tenant Alterations which do not require a building permit and which do not involve any of the structural elements of the Building, or any of the Building's systems, including, without limitation, its electrical, mechanical, plumbing and security and life/safety systems.

DEFAULT RATE:  The maximum interest rate permitted by law.

ENVIRONMENTAL LAWS: Any Law governing the use, storage, disposal or generation of any Hazardous Material, including without limitation, the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended and the Resource Conservation and Recovery Act of 1976, as amended.

EXPENSE STOP: The sum of the Operating Expenses (as grossed up in Section 4.04) and Taxes (as defined in this Lease) per square foot of Rentable Area in the Building for the calendar year 1998.

EXPIRATION DATE: The date specified in Section 1.01(7) unless changed by operation of Article Two.

FORCE MAJEURE: Any accident, casualty, act of God, war or civil commotion, strike or labor troubles, or any cause whatsoever beyond the reasonable control of Landlord, including, but not limited to, energy shortages or governmental preemption in connection with a national emergency, or by reason of government laws or any rule, order or regulation of any department or subdivision thereof or any governmental agency, or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

HAZARDOUS MATERIAL: Such substances, material and wastes which are or become regulated under any Environmental Law; or which are classified as hazardous or toxic under any Environmental Law; and explosives and firearms, radioactive material, asbestos, and polychlorinated byphenyls.

INDEMNITEES: Collectively, Landlord, any Mortgagee or ground lessor of the Property, the property manager and the leasing manager for the Property and their respective directors, officers, agents and employees.

INITIAL IMPROVEMENTS: "Initial Improvements", when used herein, shall mean those improvements or remodeling to the Premises, if any, which Landlord and/or Tenant shall agree to provide according to the Workletter attached hereto as EXHIBIT C.

LAND: The parcels of real estate on which the Building is located, as more particularly described in EXHIBIT A attached hereto.

LAWS: All laws, ordinances, rules, regulations and other requirements adopted by any governmental body, or agency or department having jurisdiction over the Property, the Premises or Tenant's activities at the Premises and any covenants, conditions or restrictions of record which affect the Property.

LEASE: This instrument and all exhibits and riders attached hereto, as may be amended from time to time.

LEASE YEAR: The twelve (12) month period beginning on the first day of the first month following the Commencement Date (unless the Commencement Date is the first day of a calendar month in which case beginning on the Commencement Date), and each subsequent twelve (12) month, or shorter, period until the Expiration Date.

MONTHLY BASE RENT:  The monthly rent specified in Section 1.01(8).

MORTGAGEE: Any holder of a mortgage, deed of trust or other security instrument encumbering the Property.

NATIONAL HOLIDAYS: New Year's Day, President's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and any other holiday recognized by tenants occupying at least fifty percent (50%) of the Rentable Area of the Building.

OPERATING EXPENSES: Operating Expenses shall mean all direct and indirect costs and expenses in each calendar year of operating, maintaining, repairing, managing and owning the Property plus a portion of all such operating expenses reasonably allocable to the Project, plus Taxes. Operating Expenses shall not include the cost of capital improvements, depreciation, interest, lease commissions, and principal payments on mortgage and other non-operating debts of Landlord. Operating Expenses shall, however, include the amortization of capital improvements which are primarily for the purpose of reducing Operating Expenses, or which are required by governmental authorities. "Exterior Common Areas" shall mean that portion of the Property (and other tracts of real property comprising the multi-building project in the event the Building is located in such a project) which are not located within the Building (or other building in a multi-building project) and which are provided and maintained for the common use and benefit of Landlord and tenants of the Building (or multi-building project) generally and the employees, invitees and licensees of Landlord and such tenants; including without limitation, all parking areas (enclosed or otherwise, including, without limitation, the Building Garage, the Allen Center Parking Garage and the Metropolitan Parking Garage) and all streets, sidewalks, walkways, pedestrian tunnels and landscaped areas contained within the Project.

PREMISES: The space located in the Building, described in Section 1.01(9) and depicted on EXHIBIT B attached hereto.

PROJECT: The Allen Center project located on the tracts of land described on EXHIBIT A, together with that certain elevated pedestrian walkway between the Building known as Three Allen Center and the Allen Center Parking Garage ("Skywalk") and the pedestrian tunnel between the Building and the Hyatt Regency Hotel ("One Allen Tunnel"), less (i) the Building, (ii) the building known as Two Allen Center, (iii) the building known as Three Allen Center, (iv) the Allen Center Parking Garage, and (v) the Metropolitan Parking Garage, but including such other improvements and amenities as may from time to time exist within the land described on EXHIBIT A. Any such improvements and/or amenities may be modified, altered or eliminated by Landlord and the other owners of property in the Project in their sole discretion without incurring any liability to Tenant or any other person or entity. Tenant acknowledges that Landlord has advised that portions of the Project are not owned by Landlord.

PROPERTY: The Building, the Land, any other improvements located on the Land, including, without limitation, any parking structures and the personal property, fixtures, machinery, equipment, systems and apparatus located in or used in conjunction with any of the foregoing.

REAL PROPERTY:  The Property excluding any personal property.

RENT: Collectively, Monthly Base Rent, Rent Adjustments and all other charges, payments, late fees or other amounts required to be paid by Tenant under this Lease.

RENTABLE AREA OF THE BUILDING: 993,238 square feet, consisting of 929,278 square feet of office space and 63,960 square feet of retail space (located on the concourse and street levels of the Building). Landlord acknowledges and agrees that Tenant shall only be required to pay its proportionate share of Operating Expenses with respect to office space in the Building as provided in
Section 4.01 below.

RENTABLE AREA OF THE PREMISES:  The amount of square footage set forth in
Section 1.01(9), which represents the sum of (i) the "Usable Area" within the Premises (i.e., the gross area enclosed by the surface of the exterior glass walls, the mid-point of any walls separating portions of the Premises from those of adjacent tenants, the slab penetration line of all walls separating the Premises from Service Areas and the corridor side of walls separating the Premises from Common Areas) plus (ii) a pro rata part of the Common Areas within the Building, such proration to be based upon the ratio of the Usable Area within the Premises to the total Usable Area within the Building existing as of the date of this Lease, including the area encompassed by any columns or other structural elements which provide support to the Premises and/or the Building. Rentable Area shall not include any Service Areas. The estimates of Rentable Area within the Premises and in the Building may be revised at Landlord's election if Landlord's architect determines such estimate to be inaccurate in any material degree after examination of the final "as built" drawings of the Premises and the Building, and the Base Rent shall be adjusted accordingly, based upon the rate per square foot of Rentable Area specified in Section 1.01(8) hereof.

RENT ADJUSTMENT: Any amounts owed by Tenant for payment of Operating Expenses. The Rent Adjustments shall be determined and paid as provided in Article Four.

SECURITY DEPOSIT: The funds specified in Section 1.01(10), if any, deposited by Tenant with Landlord as security for Tenant's performance of its obligations under this Lease.

SERVICE AREAS: "Service Areas" shall mean those areas within the outside walls used for building stairs, elevator shafts, flues, vents, stacks, pipe shafts and other vertical penetrations (but shall not include any such areas for the exclusive use of a particular tenant).

SHELL IMPROVEMENTS: "Shell Improvements" shall mean (i) lay-in acoustical ceiling grid and (ii) existing central air conditioning and heating ducts and diffusers. All Shell Improvements will be provided "AS-IS," in their then current condition and placement as of the date of delivery of the Premises to Tenant.

SUBSTANTIALLY COMPLETE: The completion of the Initial Improvements, except for minor insubstantial details of construction, decoration or mechanical adjustments which remain to be done.

TAXES: All federal, state and local governmental taxes, assessments and charges of every kind or nature, whether general, special, ordinary or extraordinary, which Landlord shall pay or become obligated to pay because of or in connection with the ownership, leasing, management, control or operation of the Property or any of its components, or any personal property used in connection therewith, which shall also include any rental or similar taxes levied in lieu of or in addition to general real and/or personal property taxes. For purposes hereof, Taxes for any year shall be Taxes which are assessed or become a lien during such year, whether or not such taxes are billed and payable in a subsequent calendar year. There shall be included in Taxes for any year the amount of all fees, costs and expenses (including reasonable attorneys' fees) paid by Landlord during such year in seeking or obtaining any refund or reduction of Taxes. Taxes for any year shall be reduced by the net amount of any tax refund received by Landlord attributable to such year. If a special assessment payable in installments is levied against any part of the Property, Taxes for any year shall include only the installment of such assessment and any interest payable or paid during such year. Taxes shall not include any federal or state inheritance, general income, gift or estate taxes, except that if a change occurs in the method of taxation resulting in whole or in part in the substitution of any such taxes, or any other assessment, for any Taxes as above defined, such substituted taxes or assessments shall be included in the Taxes.

TENANT ALTERATIONS: Any alterations, improvements, additions, installations or construction in or to the Premises or any Building systems serving the Premises pursuant to Section 9.01, excluding Initial Improvements.

TENANT DELAY: Any event or occurrence caused by Tenant which delays the completion of the Initial Improvements, as described in the Workletter.

TERM: The term of this Lease commencing on the Commencement Date and expiring on the Expiration Date.

TERMINATION DATE: The Expiration Date or such earlier date as this Lease terminates or Tenant's right to possession of the Premises terminates.

WORK: The construction or installation of improvements to the Premises, as more specifically described in the Workletter attached hereto as EXHIBIT C.

WORKLETTER: The Agreement regarding the manner of completion of the Initial Improvements, attached hereto as EXHIBIT C.

                                     ARTICLE TWO
                        PREMISES, TERM AND OTHER LEASE RIGHTS

2.01   LEASE OF PREMISES

       Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises for the Term and upon the conditions provided in this Lease. In the event Landlord delivers possession of the Premises to Tenant prior to the Commencement Date, Tenant shall be subject to all of the terms, covenants, and conditions of this Lease (except with respect to the payment of Rent) as of the date of such possession.

2.02   TERM

       (a)     The Commencement Date shall be the date determined as follows:

               (i) If the Initial Improvements are Substantially Complete on or before the Projected Commencement Date then on the date which is the earlier to occur of:

                     (x)   the Projected Commencement Date; or

                     (y) the date Tenant first occupies all or part of the Premises for the conduct of business; or

               (ii) If the Initial Improvements are not Substantially Complete by the Projected Commencement Date, then on the date on which the Initial Improvements are Substantially Complete.

       (b) Within thirty (30) days following the occurrence of the Commencement Date, Landlord, through its property manager, and Tenant shall enter into an agreement confirming the Commencement Date and the Expiration Date. If Tenant fails to enter into such agreement, then the Commencement Date and the Expiration Date shall be the dates designated by Landlord in such agreement.

2.03   FAILURE TO GIVE POSSESSION

       If the Landlord shall be unable to give possession of the Premises on the Projected Commencement Date by reason of the following: (a) the Building has not been sufficiently completed to make the Premises ready for occupancy, (b) the Initial Improvements are not Substantially Complete, (c) the holding over or retention of possession of any tenant, tenants or occupants, or (d) for any other reason, then Landlord shall not be subject to any liability for the failure to give possession on said date. Under such circumstances the rent reserved and covenanted to be paid herein shall not commence until the Premises are made available to Tenant by Landlord, and no such failure to give possession on the Projected Commencement Date shall affect the validity of this Lease or the obligations of the Tenant hereunder. At the option of Landlord, to be exercised within thirty (30) days of the delayed delivery of possession to Tenant, the Lease shall be amended so that the term shall be extended by the period of time possession is delayed. The said Premises shall be deemed to be ready for Tenant's occupancy in the event the Initial Improvements are Substantially Complete, or if the delay in the availability of the Premises for occupancy shall be due to any Tenant Delay and/or default on the part of Tenant and/or its subtenant or subtenants. In the event of any dispute as to whether the Initial Improvements are Substantially Complete, the decision of Landlord's architect shall be final and binding on the parties.

2.04   CONDITION OF PREMISES

       Tenant shall notify Landlord in writing within thirty (30) days after the later of (a) Substantial Completion of the Initial Improvements, or (b) when Tenant takes possession of the Premises, of any defects in the Premises claimed by Tenant or in the materials or workmanship furnished by Landlord in completing the Initial Improvements. Except for defects stated in such notice, Tenant shall be conclusively deemed to have accepted the Premises "AS IS" and "WITH ALL FAULTS" in the condition existing on the date Tenant first takes possession, and to have waived all claims relating to the condition of the Premises. Landlord shall proceed diligently to correct the defects stated in such notice unless Landlord disputes the existence of any such defects. In the event of any dispute as to the existence of any such defects, the decision of Landlord's architect shall be final and binding on the parties. No agreement of Landlord to alter, remodel, decorate, clean or improve the Premises or the Building and no representation regarding the condition of the Premises or the Building has been made by or on behalf of Landlord to Tenant, except as may be specifically stated in this Lease or in the Workletter.

2.05   RENEWAL OPTION

       Tenant shall have the option to renew the Term of this Lease in accordance with the terms and conditions of EXHIBIT F attached hereto and made a part hereof for all purposes.

2.06   MANDATORY EXPANSION

       Tenant shall lease additional space on Floor 26 of the Building in accordance with the terms and conditions of EXHIBIT G attached hereto and made a part hereof for all purposes.


                                    ARTICLE THREE
                                         RENT

       Tenant agrees to pay to Landlord at the property management office specified in Article 24, or to such other persons, or at such other places designated by Landlord, without any prior demand therefor in immediately available funds and without any deduction whatsoever, Rent, including, without limitation, Monthly Base Rent and Rent Adjustments in accordance with Article Four, during the Term. Monthly Base Rent shall be paid monthly in advance on the first day of each month of the Term, except that the first installment of Monthly Base Rent shall be paid by Tenant to Landlord concurrently with Tenant's execution of this Lease. Monthly Base Rent shall be prorated for partial months within the Term. Unpaid Rent shall bear interest at the Default Rate from the date due until paid. Tenant's covenant to pay Rent shall be independent of every other covenant in this Lease.

                                     ARTICLE FOUR
                                   RENT ADJUSTMENT

4.01   RENT ADJUSTMENT

       The Base Rent payable hereunder shall be adjusted ("Rent Adjustment") from time to time in accordance with this Article Four:

       Tenant's Base Rent is based, in part, upon the estimate that annual Operating Expenses will be equal to the Expense Stop. During the Term, Tenant shall pay as a Rent Adjustment hereunder an amount (per each square foot of Rentable Area within the Premises) equal to the excess ("Excess") from time to time of Operating Expenses per square foot of Rentable Area of office space in the Building over the Expense Stop. Landlord may collect such additional Base Rent in arrears on a yearly basis. Landlord shall also have the option to make a good faith estimate of the Excess from time to time for each upcoming calendar year (or remainder thereof, if applicable) and, upon thirty (30) days' written notice to Tenant, may require the monthly payment of Base Rent to be adjusted in accordance with such estimate. Any amounts paid based on any such estimate shall be subject to adjustment pursuant to Section 4.02 below when Operating Expenses are available for such calendar year.

4.02   PROCEDURE

       The following additional provisions shall apply to Rent Adjustments per
Section 4.01:

       (a) By April 1 of each calendar year during Tenant's occupancy, or as soon thereafter as practical, Landlord shall furnish to Tenant a statement ("Landlord's Statement") of Landlord's Operating Expenses for the previous calendar year (audited with respect to Landlord's Statement for 1998). If for any calendar year additional Base Rent was collected for the prior year, as a result of Landlord's estimate of Operating Expenses, in excess of the additional Base Rent due during such prior year, then Landlord shall refund to Tenant any over payment (or at Landlord's option, apply such amount against rentals due hereunder). Likewise, Tenant shall pay to Landlord, on demand, any underpayment with respect to the prior year. In no event shall Operating Expenses per square foot of Rentable Area within the Building be deemed to be less than the Expense Stop, it being the intent of Landlord and Tenant that Tenant shall at all times be responsible for the payment of, and shall pay, not less than the amount of Base Rent for the applicable period (before adjustment) specified in this Lease.

       (b) In the event that the Term commences on a day other than January 1 or terminates on a day other than December 31, the Excess for that part of the first (1st) calendar year or last calendar year during the Term shall be determined as follows:

               (i) The Expense Stop shall be prorated based upon the number of months in such partial calendar year. With respect to any partial calendar month occurring during such partial calendar year, the Expense Stop shall also be prorated based upon the number of days in that partial calendar month.

               (ii) The Excess, if any, for the applicable partial calendar year shall then be the amount by which (x) actual Operating Expenses per square foot of Rentable Area in the Building for such calendar year, prorated based upon the number of months and days in the applicable partial calendar year, exceed (y) the Expense Stop, as prorated pursuant to the provisions of this Subsection 4.02(b).

               (iii) With respect to a proration for the first (1st) calendar year and in the event that Landlord's estimate of the Operating Expenses to be incurred during such partial calendar year exceeds the Expense Stop, as prorated pursuant to the provisions of this Subsection 4.02(b), Landlord may, upon thirty (30) days' prior written notice to Tenant, require the Monthly Base Rent occurring during such partial calendar year to be adjusted in accordance with such estimate.

4.03   BOOKS AND RECORDS

       Landlord shall maintain books and records showing Operating Expenses in accordance with sound accounting and management practices, consistently applied. The Tenant or its representative (which representative shall be a certified public accountant licensed to do business in the State of Texas) shall have the right, for a period of thirty (30) days following the date upon which Landlord's Statement is delivered to Tenant, to examine the Landlord's books and records with respect to the items in the foregoing statement of Operating Expenses during normal business hours, upon written notice, delivered at least ten (10) business days in advance. No contingency fee-based audits shall be permitted. If Tenant does not object in writing to Landlord's Statement within sixty (60) days of Tenant's receipt thereof, specifying the nature of the item in dispute and the reasons therefor, then Landlord's Statement shall be considered final and accepted by Tenant. Any amount due to the Landlord as shown on Landlord's Statement, whether or not disputed by Tenant as provided herein shall be paid by Tenant when due as provided above, without prejudice to any such written exception.

4.04   PARTIAL OCCUPANCY

       Notwithstanding any language in the Lease or in this Article Four seemingly to the contrary, Landlord may at Landlord's sole election, determine and estimate Operating Expenses for any calendar year within the Term by increasing the variable components of Operating Expenses to the amount which Landlord projects would have been incurred had the Building been occupied to the extent of one hundred percent (100%) of the Rentable Area therein during all of the applicable calendar year. In such event, the term "Operating Expenses", as used in this Article Four and in the Lease, shall include (a) the actual Operating Expenses incurred during any portion of such calendar year in which the Building is occupied to the extent of one hundred percent (100%) of the Rentable Area therein, plus (b) the Operating Expenses which would have been incurred had the Building been occupied to the extent of one hundred percent (100%) of the Rentable Area therein; and Landlord shall have the option of making such estimate in advance for any upcoming calendar year.


                                  ARTICLE FIVE
                                SECURITY DEPOSIT

       Tenant, concurrently with the execution of this Lease, shall pay to Landlord the Security Deposit. The Security Deposit may be applied by Landlord to cure any default of Tenant under this Lease, and upon notice by Landlord of such application, Tenant shall replenish the Security Deposit in full by paying to Landlord within ten (10) days of demand the amount so applied. Landlord shall not pay any interest on the Security Deposit. The Security Deposit shall not be deemed an advance payment of Rent, nor a measure of damages for any default by Tenant under this Lease, nor shall it be a bar or defense of any action which Landlord may at any time commence against Tenant. In the absence of evidence satisfactory to Landlord of an assignment of the right to receive the Security Deposit or the remaining balance thereof, Landlord may return the Security Deposit to the original Tenant, regardless of one or more assignments of this Lease. Upon the transfer of Landlord's interest under this Lease, Landlord's obligation to Tenant with respect to the security deposit shall terminate upon assumption of such obligation by the transferee.

       If Tenant shall fully and faithfully comply with all the terms, provisions, covenants, and conditions of this Lease, the Security Deposit, or any balance thereof, shall be returned to Tenant after the following:

       (a)     the expiration of the Term of this Lease;

       (b)     the removal of Tenant and its property from the Premises;

       (c) the surrender of the Premises by Tenant to Landlord in accordance with this Lease; and

       (d) the payment by Tenant of any outstanding Rent, including, without limitation, all Rent Adjustments due pursuant to the Lease as computed by Landlord.


                                     ARTICLE SIX
                                       SERVICES

6.01   LANDLORD'S GENERAL SERVICES

       So long as the Lease is in full force and effect and Tenant has paid all Rent then due, Landlord shall furnish the following services:

       (a) heat and air-conditioning in the Premises, Monday through Friday from 7:00 a.m. to 7:00 p.m., Saturday, from 7:00 a.m. to 1:00 p.m., excluding National Holidays, as necessary in Landlord's reasonable judgment for the comfortable occupancy of the Premises under normal business operations, subject to compliance with all applicable voluntary and mandatory regulations and laws;

       (b) tempered and cold water for use in lavatories in common with other tenants from the regular supply of the Building;

       (c)     customary cleaning and janitorial services in the Premises five
               (5) days per week, excluding National Holidays in accordance with Landlord's Building standard janitorial specifications attached hereto as EXHIBIT H (as may be supplemented from time to time by Landlord);

       (d) washing of the outside windows in the Premises weather permitting at intervals determined by Landlord;

       (e) automatic passenger elevator service in common with other tenants of the Building and freight elevator service subject to reasonable scheduling by Landlord and payment of Landlord's standard charges;

       (f) all Building Grade fluorescent bulb replacement in the Premises necessary to maintain the lighting provided as a part of the Shell Improvements and fluorescent and incandescent bulb replacement in the Common Areas and Service Areas; and

       (g) routine maintenance and electric lighting service for all Common Areas and Service Areas of the Building in the manner and to the extent deemed by Landlord to be standard.

6.02   ELECTRICAL SERVICES

       Tenant's use of electrical services furnished by Landlord shall be subject to the following:

       (a)     Landlord will provide the necessary facilities to supply (i) two
               (2) watts per square foot of Usable Area within the Premises, at 277 volts, for Tenant's fluorescent lighting and (ii) four and one-half (4.5) watts per square foot of Usable Area within the Premises, at 120 volts, for Tenant's receptacle/equipment loads (excluding Tenant's dedicated circuits). Collectively, Tenant's lighting and receptacle/ equipment shall not have an electrical design load greater than an average of six and one-half (6.5) watts per square foot of Usable Area within the Premises ("Standard Building Capacity"). The electrical costs component of Operating Expenses is calculated on the basis of the Standard Building Capacity. Any electrical usage in the Premises in excess of .34 kilowatt hours per square foot of Usable Area in the Premises per month shall be considered to be in excess of Standard Building Capacity and shall be separately metered and billed to Tenant on a monthly basis. Notwithstanding the above, high voltage power used for Building standard lighting will not be metered unless the Building standard allowance for lighting (defined as one (1) 2x4 parabolic lighting fixture for each eighty (80) square feet of Usable Area within the Premises) is exceeded.

       (b) The electrical facilities in the Building available for Tenant's use are (i) 277/480 volts, 3 phase, for large equipment loads and fluorescent lighting; and (ii) 120/208 volts, 3 phase, for small equipment loads and incandescent lighting. Tenant shall notify Landlord, in writing, of any equipment that has a rated electrical load greater than 500 watts and/or that requires a service voltage other than 120 volts, and Landlord's written approval shall be required with respect to the installation of any such high electrical consumption equipment in the Premises.

       (c) Tenant shall pay for all costs of meters, submeters, wiring, risers, transformers, electrical panels, air conditioning and other items required by Landlord, in Landlord's discretion, to accommodate Tenant's design loads and capacities that exceed Standard Building Capacity, including, without limitation, the installation and maintenance thereof. Notwithstanding the foregoing, Landlord may refuse to install and withhold consent for Tenant's installation of any wiring, risers, transformers, electrical panels, or air conditioning if, in Landlord's sole judgment, the same are not necessary or would cause damage or injury to the Building or the Premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations or repairs to the Building or the Premises, or would interfere with or create or constitute a disturbance to other tenants or occupants of the Building. In no event shall Landlord incur any liability for Landlord's refusal to install, or withholding of consent for Tenant's installation of, any such electrical facility or equipment.

       (d) Tenant shall pay to Landlord, upon demand, the cost of the consumption of electrical service in excess of the Standard Building Capacity at rates determined by Landlord which shall be in accordance with any applicable laws.

       (e) Landlord may, at its option, upon not less than thirty (30) days' prior written notice to Tenant, discontinue the availability of such extraordinary electrical service. If Landlord gives any such notice, Tenant will contract directly with the applicable public utility for the supplying of such electrical service to the Premises.

6.03   ADDITIONAL AND AFTER-HOUR SERVICES

       At Tenant's request, Landlord shall furnish additional quantities of any of the services or utilities specified in Section 6.01, if Landlord can reasonably do so, on the terms set forth herein. Tenant may order after-hours HVAC service instantaneously by a coded entry over a touch-tone phone. The charge for after-hours HVAC service is currently $25.00 per handler per hour (subject to change from time to time based on Landlord's costs therefor) and shall be billed to Tenant monthly. For other services or utilities requested by Tenant and furnished by Landlord, Tenant shall pay to Landlord as a charge therefor Landlord's prevailing rates for such services and utilities. If Tenant shall fail to make any such payment, Landlord may, upon notice to Tenant and in addition to Landlord's other remedies under this Lease, discontinue any or all of such additional services.

6.04   TELEPHONE SERVICES

       All telegraph, telephone, and electric connections which Tenant may desire shall be first approved by Landlord in writing, before the same are installed, and the location of all wires and the work in connection therewith shall be performed by contractors approved by Landlord and shall be subject to the direction of Landlord. Landlord reserves the right to designate and control the entity or entities providing telephone or other communication cable installation, repair and maintenance in the Building and to restrict and control access to telephone cabinets. In the event Landlord designates a particular vendor or vendors to provide such cable installation, repair and maintenance for the Building, Tenant agrees to abide by and participate in such program. Tenant shall be responsible for and shall pay all costs incurred in connection with the installation of telephone cables and related wiring in the Premises, including, without limitation, any hook-up, access and maintenance fees related to the installation of such wires and cables in the Premises and the commencement of service therein, and the maintenance thereafter of such wire and cables; and there shall be included in Operating Expenses for the Building all installation, hook-up or maintenance costs incurred by Landlord in connection with telephone cables and related wiring in the Building which are not allocable to any individual users of such service but are allocable to the Building generally.
If Tenant fails to maintain all telephone cables and related wiring in the Premises and such failure affects or interferes with the operation or maintenance of any other telephone cables or related wiring in the Building, Landlord or any vendor hired by Landlord may enter into and upon the Premises forthwith and perform such repairs, restorations or alterations as Landlord deems necessary in order to eliminate any such interference (and Landlord may recover from Tenant all of

Landlord's costs in connection therewith). Upon the Termination Date, Tenant agrees to remove all telephone cables and related wiring installed by Tenant for and during Tenant's occupancy, which Landlord shall request Tenant to remove. Tenant agrees that neither Landlord nor any of its agents or employees shall be liable to Tenant, or any of Tenant's employees, agents, customers or invitees or anyone claiming through, by or under Tenant, for any damages, injuries, losses, expenses, claims or causes of action because of any interruption, diminution, delay or discontinuance at any time for any reason in the furnishing of any telephone service to the Premises and the Building.

6.05   DELAYS IN FURNISHING SERVICES

       Tenant agrees that Landlord shall not be liable to Tenant for damages or otherwise, for any failure to furnish, or a delay in furnishing, any service when such failure or delay is occasioned, in whole or in part, by repairs, improvements or mechanical breakdowns by the act or default of Tenant or other parties or by an event of Force Majeure. No interruption or malfunction of any utility service shall constitute an eviction or disturbance of Tenant's use or possession of the Premises or a breach by Landlord of any of Landlord's obligations hereunder or render Landlord liable or responsible to Tenant for any loss or damage which Tenant may sustain or incur if either the quantity or character of any utility service is changed or is no longer available to or is no longer suitable for Tenant's requirements or entitle Tenant to be relieved from any of Tenant's obligations hereunder, including, without limitation, the obligation to pay Rent, or grant Tenant any right to set-off, abatement, or recoupment. Notwithstanding any other provision in this Lease seemingly to the contrary, at any time when Landlord is making such facilities for such utility services available to the Premises, Landlord may, at Landlord's option, upon not less than thirty (30) days' prior written notice to Tenant, discontinue the availability of any such utility service. If Landlord gives any such notice of discontinuance, Landlord shall make all the necessary arrangements with the public utility service supplying the utility to the area in which the Building is located with respect to obtaining such utility service to the Premises; but Tenant will contract directly with such public utility service for the supplying of such utility services to the Premises. Failure to any extent to make available, or any slowdown, stoppage, or interruption of, the specified utility services resulting from any cause, including, without limitation, Landlord's compliance with any voluntary or similar governmental or business guidelines now or hereafter published or any requirements now or hereafter established by any governmental agency, board, or bureau having jurisdiction over the operation of the Building shall not render Landlord liable in any respect for damages to either persons, property, or business, nor be construed as an eviction of Tenant or work an abatement of Rent, nor relieve Tenant of Tenant's obligations for fulfillment of any covenant or agreement hereof. Should any equipment or machinery furnished by Landlord break down or for any cause cease to function properly, Landlord shall use reasonable diligence to repair same promptly, but Tenant shall have no claim for abatement of Rent or damages on account of any interruption of service occasioned thereby or resulting therefrom.

                                    ARTICLE SEVEN
                      POSSESSION, USE AND CONDITION OF PREMISES

7.01   POSSESSION AND USE OF PREMISES

       (a) Tenant shall be entitled to possession of the Premises on the Commencement Date. Tenant shall occupy and use the Premises only for the uses specified in Section 1.01(11) to conduct Tenant's business. Tenant shall not occupy or use the Premises (or permit the use or occupancy of the Premises) for any purpose or in any manner which: (i) is unlawful or in violation of any Law or Environmental Law; (ii) may be dangerous to persons or property or which may increase the cost of, or invalidate, any policy of insurance carried on the Building or covering its operations;
               (iii) is contrary to or prohibited by the terms and conditions of this Lease or the rules of the Building set forth in Article Eighteen; or (iv) would tend to create or constitute a nuisance.

       (b) Tenant and Landlord shall each comply with all Environmental Laws concerning the proper storage, handling and disposal of any Hazardous Material with respect to the Property. Tenant shall not generate, store, handle or dispose of any Hazardous Material in, on, or about the Property without the prior written consent of Landlord. In the event that Tenant is notified of any investigation or violation of any Environmental Law arising from Tenant's activities at the Premises, Tenant shall immediately deliver to Landlord a copy of such notice. In such event or in the event Landlord reasonably believes that a violation of Environmental Law exists, Landlord may conduct such tests and studies relating to compliance by Tenant with Environmental Laws or the alleged presence of Hazardous Materials upon the Premises as Landlord deems desirable, all of which shall be completed at Tenant's expense. Landlord's inspection and testing rights are for Landlord's own protection only, and Landlord has not, and shall not be deemed to have assumed any responsibility to Tenant or any other party for compliance with Environmental Laws, as a result of the exercise, or non-exercise of such rights. Tenant shall indemnify, defend, protect and hold harmless the Indemnitees from any and all loss, claim, expense, liability and cost (including attorneys' fees) arising out of or in any way related to the presence of any Hazardous Material introduced to the Premises during the Term by any party other than Landlord. If any Hazardous Material is released, discharged or disposed of on or about the Property and such release, discharge or disposal is not caused by Tenant or other occupants of the Premises, or their employees, agents or contractors, such release, discharge or disposal shall be deemed casualty damage under Article Fourteen to the extent that the Premises are affected thereby; in such case, Landlord and Tenant shall have the obligations and rights respecting such casualty damage provided under such Article.

       (c) Landlord and Tenant acknowledge that the Americans With Disabilities Act of 1990 (42 U.S.C. Section 12101 et seq.) and regulations and guidelines promulgated thereunder, as all of the same may be amended and supplemented from time to time (collectively referred to herein as the "ADA") establish requirements for business operations, accessibility and barrier removal, and that such requirements may or may not apply to the Premises and the Building depending on, among other things: (i) whether Tenant's business is deemed a "public accommodation" or "commercial facility", (ii) whether such requirements are "readily achievable", and (iii) whether a given alteration affects a "primary function area" or triggers "path of travel" requirements.

                     The parties hereby agree that: (i) Landlord shall be
               responsible for implementing ADA Title III compliance in the Common Areas as part of Operating Expenses, except as provided below, (ii) Tenant shall be responsible for ADA Title III compliance in the Premises, including any leasehold improvements or other work to be performed in the Premises under or in connection with this Lease, (iii) Landlord may perform, or require that Tenant perform, and Tenant shall be responsible for the cost of, ADA Title III "path of travel" requirements triggered by alterations in the Premises, and (iv) Landlord may perform, or require Tenant to perform, and Tenant shall be responsible for the cost of, ADA Title III compliance in the Common Areas necessitated by the Building being deemed to be a "public accommodation" instead of a "commercial facility" as a result of Tenant's use of the Premises. Tenant shall be solely responsible for requirements under Title I of the ADA relating to Tenant's employees.

       (d) Landlord and Tenant acknowledge that the Texas Architectural Barriers Act, Art. 9102, Tex. Civ. Stat. Ann. (1994), and regulations and guidelines promulgated thereunder, as all of the same may be amended and supplemented from time to time (collectively referred to herein as "TABA") establish requirements for accessibility and barrier removal. The parties hereby agree that: (i) Tenant shall be responsible for compliance with TABA, including, without limitation, submission (through the Property manager) of required plans and documents to the State of Texas for approval of accessibility design features, in connection with the work set forth in the Workletter attached hereto, if any, and any other construction or alterations to the Premises during the Term, except that Landlord agrees to be responsible for such compliance in connection with any work done by Landlord pursuant to Section 8.01 hereof; and (ii) Landlord shall be responsible for compliance with TABA, including, without limitation, submission of required plans and documents to the State of Texas for approval of accessibility design features, in connection with construction or alterations to the Common Areas, except that Tenant agrees to be responsible for such compliance in connection with any such work which may be necessitated solely as a result of Tenant's use of the Premises.

7.02   LANDLORD ACCESS TO PREMISES

       (a) Tenant shall permit Landlord to erect, use and maintain pipes, ducts, wiring and conduits in and through the Premises, so long as Tenant's use, layout or design of the Premises is not materially affected or altered. Landlord or Landlord's agents shall have the right to enter upon the Premises in the event of an emergency, or to inspect the Premises, to perform janitorial and other services, to conduct safety and other testing in the Premises and to make such repairs, alterations, improvements or additions to the Premises or the Building as Landlord may deem necessary or desirable. Janitorial and cleaning services shall be performed after normal business hours. Any entry or work by Landlord may be during normal business hours and Landlord may use reasonable efforts to ensure that any entry or work shall not materially interfere with Tenant's occupancy of the Premises, however, any such interference shall not be a default by Landlord.

       (b) If Tenant is not personally present to permit an entry into the Premises when for any reason an entry therein shall be necessary or permissible, Landlord (or Landlord's agents), after attempting to notify Tenant (unless Landlord believes an emergency situation exists), may enter the Premises without rendering Landlord or its agents liable therefor (if during such entry Landlord or Landlord's agent shall afford reasonable care to Tenant's property), and without relieving Tenant of any obligations under this Lease.

       (c) Landlord may enter the Premises for the purpose of conducting such inspections, tests and studies as Landlord may deem desirable or necessary to confirm Tenant's compliance with all Laws and Environmental Laws or for other purposes necessary in Landlord's reasonable judgment to ensure the sound condition of the Building and the systems serving the Building. Landlord's rights under this Section 7.02(c) are for Landlord's own protection only, and Landlord has not, and shall not be deemed to have assumed any responsibility to Tenant or any other party for compliance with Laws or Environmental Laws, as a result of the exercise or non-exercise of such rights.

       (d) Landlord may do any of the foregoing, or undertake any of the inspection or work described in the preceding paragraphs without such action constituting an actual or constructive eviction of Tenant, in whole or in part, or giving rise to an abatement of Rent by reason of loss or interruption of business of the Tenant, or otherwise.

7.03   QUIET ENJOYMENT

       Landlord covenants that so long as Tenant is in compliance with the covenants and conditions set forth in this Lease, Tenant shall have the right to quiet enjoyment of the Premises without hindrance or interference from Landlord or those claiming through Landlord, and subject to the rights of any Mortgagee.

7.04   ENTRY CARDS

       Landlord shall provide limited access to the Building before and after normal business hours in the form of special limited access entry cards ("Entry Cards") for Tenant and its employees. An Entry Card shall not automatically qualify Tenant or any of its employees for an access card to the "Parking Garage" as defined in and pursuant to the terms of EXHIBIT E. Landlord agrees to provide Tenant with up to, but not in excess of, eight (8) Entry Cards for a non-refundable deposit of $10.00 per card. However, Tenant shall pay Landlord for any additional or replacement cards, in such amount as Landlord shall, from time to time, determine. The current cost required for a replacement card and an additional card is $10.00 per card. Landlord shall be entitled to cancel (by computer entry) any lost or stolen cards of which it becomes aware. Tenant shall promptly notify Landlord of any lost or stolen cards. Landlord shall have no liability to Tenant, its employees, agents, invitees, or licensees for losses due to theft or burglary, or for damages committed by unauthorized persons on the Premises; and neither shall Landlord be required to insure against any such losses. Tenant shall cooperate fully in Landlord's efforts to maintain security in the Building and shall follow all regulations promulgated by Landlord with respect thereto. Tenant further agrees to surrender all Entry Cards in its possession upon the expiration or earlier termination of this Lease.


                                    ARTICLE EIGHT
                                     MAINTENANCE

8.01   LANDLORD'S MAINTENANCE

       Subject to the provisions of Article Fourteen, Landlord shall maintain and make necessary repairs to the foundations, roofs, exterior walls, and the structural elements of the Building, the electrical, plumbing, heating, ventilation and air-conditioning systems of the Building and the public corridors, washrooms and lobby of the Building, except that: (a) Landlord shall not be responsible for the maintenance or repair of any floor or wall coverings in the Premises or any of such systems which are located within the Premises and are supplemental or special to the Building's standard systems; and (b) the cost of performing any of said maintenance or repairs whether to the Premises or to the Building caused by the negligence of Tenant, its employees, agents, servants, licensees, subtenants, contractors or invitees, shall be paid by Tenant. Landlord shall not be liable to Tenant for any expense, injury, loss or damage resulting from work done in the Building or upon the Property, or the use of, any adjacent or nearby building, land, street, or alley.

8.02   TENANT'S MAINTENANCE

       Subject to the provisions of Article Fourteen, Tenant, at its expense, shall keep and maintain the Premises and all Tenant Alterations in good order, condition and repair and in accordance with all Laws and Environmental Laws. Tenant shall not permit waste and shall promptly and adequately repair all damages to the Premises and replace or repair all damaged or broken glass in the interior of the Premises, fixtures or appurtenances. Any repairs or maintenance shall be completed with materials of similar quality to the original materials, all such work to be completed under the supervision of Landlord. Any such repairs or maintenance shall be performed only by contractors or mechanics approved by Landlord, which approval shall not be unreasonably withheld, and whose work will not cause or threaten to cause disharmony or interference with Landlord or other tenants in the Building and their respective agents and contractors performing work in or about the Building. If Tenant fails to perform any of its obligations set forth in this Section 8.02, Landlord may, in its sole discretion and upon twenty-four (24) hours prior notice to Tenant (except without notice in the case of emergencies), perform the same, and Tenant shall pay to Landlord any costs or expenses incurred by Landlord upon demand.


                                     ARTICLE NINE
                             ALTERATIONS AND IMPROVEMENTS

9.01   TENANT ALTERATIONS

       The following provisions shall apply to the completion of any Tenant
Alterations:

       (a) Tenant shall not, except as provided herein, without the prior written consent of Landlord, which consent shall not be unreasonably withheld, make or cause to be made any Tenant Alterations in or to the Premises or any Building systems serving the Premises. Prior to making any Tenant Alterations, Tenant shall give Landlord ten (10) days' prior written notice (or such earlier notice as would be necessary pursuant to applicable law) to permit Landlord sufficient time to post appropriate notices of non-responsibility. Subject to all other requirements of this Article Nine, Tenant may undertake Decoration work without Landlord's prior written consent. Tenant shall furnish Landlord with the names and addresses of all contractors and subcontractors and copies of all contracts. All Tenant Alterations shall be completed at such time and in such manner as Landlord may from time to time designate, and only by contractors or mechanics approved by Landlord, which approval shall not be unreasonably withheld, and whose work will not cause or threaten to cause disharmony or interference with Landlord or other tenants in the Building and their respective agents and contractors performing work in or about the Building. Landlord may further condition its consent upon Tenant furnishing to Landlord and Landlord approving prior to the commencement of any work or delivery of materials to the Premises related to the Tenant Alterations such of the following as specified by
               Landlord: architectural plans and specifications, opinions from engineers reasonably acceptable to Landlord stating that the Tenant Alterations will not in any way adversely affect the Building's systems, including, without limitation, the mechanical, heating, plumbing, security, ventilating, air-conditioning, electrical, and the fire and life safety systems in the Building, necessary permits and licenses, certificates of insurance, and such other documents in such form reasonably requested by Landlord.
               Landlord may, in the exercise of reasonable judgment, request that Tenant provide Landlord with appropriate evidence of Tenant's ability to complete and pay for the completion of the Tenant Alterations such as a performance bond or letter of credit. Upon completion of the Tenant Alterations, Tenant shall deliver to Landlord an as-built mylar and digitized (if available) set of plans and specifications for the Tenant Alterations.

       (b) Tenant shall pay the cost of all Tenant Alterations and the cost of decorating the Premises and any work to the Building occasioned thereby. In connection with completion of any Tenant Alterations, Tenant shall pay Landlord a construction fee at Landlord's then standard rate. Upon completion of Tenant Alterations, Tenant shall furnish Landlord with contractors' affidavits and full and final waivers of lien and receipted bills covering all labor and materials expended and used in connection therewith and such other documentation reasonably requested by Landlord or Mortgagee.

       (c) Tenant agrees to complete all Tenant Alterations (i) in accordance with all Laws, Environmental Laws, all requirements of applicable insurance companies and in accordance with Landlord's standard construction rules and regulations, and (ii) in a good and workmanlike manner with the use of good grades of materials. Tenant shall notify Landlord immediately if Tenant receives any notice of violation of any Law in connection with completion of any Tenant Alterations and shall immediately take such steps as are necessary to remedy such violation. In no event shall such supervision or right to supervise by Landlord nor shall any approvals given by Landlord under this Lease constitute any warranty by Landlord to Tenant of the adequacy of the design, workmanship or quality of such work or materials for Tenant's intended use or of compliance with the requirements of
               Section 9.01(c)(i) and (ii) above or impose any liability upon Landlord in connection with the performance of such work.

       (d) All Tenant Alterations whether installed by Landlord or Tenant, shall without compensation or credit to Tenant, become part of the Premises and the property of Landlord at the time of their installation and shall remain in the Premises, unless pursuant to Article Twelve, Tenant may remove them or is required to remove them at Landlord's request.

9.02   LIENS

       Tenant shall not permit any lien or claim for lien of any mechanic, laborer or supplier or any other lien to be filed against the Building, the Land, the Premises, or any part thereof arising out of work performed, or alleged to have been performed by, or at the direction of, or on behalf of Tenant. If any such lien or claim for lien is filed, Tenant shall within ten
(10) days of receiving notice of such lien or claim (a) have such lien or claim for lien released of record or (b) deliver to Landlord a bond in form, content, amount, and issued by surety, satisfactory to Landlord, indemnifying, protecting, defending and holding harmless the Indemnitees against all costs and liabilities resulting from such lien or claim for lien and the foreclosure or attempted foreclosure thereof. If Tenant fails to take any of the above actions, Landlord, without investigating the validity of such lien or claim for lien, may pay or discharge the same and Tenant shall, as payment of additional Rent hereunder, reimburse Landlord upon demand for the amount so paid by Landlord, including Landlord's expenses and attorneys' fees.


                                     ARTICLE TEN
                              ASSIGNMENT AND SUBLETTING

10.01  ASSIGNMENT AND SUBLETTING

       (a) Without the prior written consent of Landlord (such consent not to be unreasonably withheld), Tenant may not sublease, assign, mortgage, pledge, hypothecate or otherwise transfer or permit the transfer of this Lease or the encumbering of Tenant's interest therein in whole or in part, by operation of law or otherwise or permit the use or occupancy of the Premises, or any part thereof, by anyone other than Tenant. If Tenant desires to enter into any sublease of the Premises or assignment of this Lease, Tenant shall deliver written notice thereof to Landlord ("Tenant's Notice"), together with the identity of the proposed subtenant or assignee and the proposed principal terms thereof and financial and other information sufficient for Landlord to make an informed judgment with respect to such proposed subtenant or assignee at least thirty (30) days prior to the commencement date of the term of the proposed sublease or assignment. If Tenant proposes to sublease less than all of the Rentable Area of the Premises, the space proposed to be sublet and the space retained by Tenant must each be a marketable unit as reasonably determined by Landlord and otherwise in compliance with all Laws. Landlord shall notify Tenant in writing of its approval or disapproval of the proposed sublease or assignment or its decision to exercise its rights under Section 10.02 within fifteen (15) days after receipt of Tenant's Notice (and all required information). In no event may Tenant sublease any portion of the Premises or assign the Lease to any other tenant of the Building, of Two Allen Center or of Three Allen Center (unless Landlord is unable to accommodate such tenant's space requirements within ninety (90) days of the effective date of the proposed assignment or subletting). Tenant shall submit for Landlord's approval

               (which approval shall not be unreasonably withheld) any advertising which Tenant or its agents intend to use with respect to the space proposed to be sublet.

       (b) In making its determination of whether to consent to any proposed sublease or assignment, Landlord may take into consideration the business reputation and credit-worthiness of the proposed subtenant or assignee; the intended use of the Premises by the proposed subtenant or assignee; the nature of the business conducted by such subtenant or assignee and whether such business would be deleterious to the reputation of the Building or Landlord or would violate the provisions of any other leases of tenants of the Building; the estimated pedestrian and vehicular traffic in the Premises and to the Building which would be generated by the proposed subtenant or assignee; whether the proposed assignee or subtenant is a department, representative or agency of any governmental body, foreign or domestic; whether the proposed assignee or subtenant is an existing tenant in the Building, in Two Allen Center or in Three Allen Center or is a bona fide prospective tenant of Landlord in the Building, as demonstrated by a written proposal dated within ninety (90) days prior to the date of Tenant's request for approval; and any other factors which Landlord shall deem relevant. In no event shall Landlord be obligated to consider a consent to any proposed (i) sublease of the Premises or assignment of the Lease if a Default then exists under the Lease, or a fact or condition exists, which but for the giving of notice or the passage of time would constitute a Default, or (ii) assignment of the Lease which would assign less than the entire Premises.

       (c) If Landlord chooses not to recapture the space proposed to be subleased or assigned as provided in Section 10.02, Landlord shall not unreasonably withhold its consent to a subletting or assignment under this Section 10.01. Any approved sublease or assignment shall be expressly subject to the terms and conditions of this Lease. Any such subtenant or assignee shall execute such documents as Landlord may reasonably require to evidence such subtenant or assignee's assumption of such obligations and liabilities. Tenant shall deliver to Landlord a copy of all agreements executed by Tenant and the proposed subtenant and assignee with respect to the Premises. Landlord's approval of a sublease or assignment shall not constitute a waiver of Tenant's obligation to obtain Landlord's consent to further assignments or subleases.

       (d) For purposes of this Article Ten, an assignment shall be deemed to include a change in the majority control of Tenant, resulting from any transfer, sale or assignment of shares of stock of Tenant occurring by operation of law or otherwise if Tenant is a corporation whose shares of stock are not traded publicly. If Tenant is a partnership, any change in the partners of Tenant shall be deemed to be an assignment.

       (e) Notwithstanding anything to the contrary contained in this Article Ten, Tenant shall have the right, without the prior written consent of Landlord, to sublease the Premises, or to assign this Lease to an Affiliate.

10.02  RECAPTURE

       Except as provided in Section 10.01(e) Landlord shall have the option to exclude from the Premises covered by this Lease ("recapture"), the space proposed to be sublet or subject to the assignment, effective as of the proposed commencement date of such sublease or assignment. If Landlord elects to recapture, Tenant shall surrender possession of the space proposed to be subleased or subject to the assignment to Landlord on the effective date of recapture of such space from the Premises such date being the Termination Date for such space. Effective as of the date of recapture of any portion of the Premises pursuant to this section, the Monthly Base Rent, Rentable Area of the Premises and Tenant's Rent Adjustment shall be adjusted accordingly.

10.03  EXCESS RENT

       Tenant shall pay Landlord on the first day of each month during the term of the sublease or assignment, fifty percent (50%) of the amount by which the sum of all rent and other consideration (direct or indirect) due from the subtenant or assignee for such month exceeds: (a) that portion of the Monthly Base Rent and Rent Adjustments due under this Lease for said month which is allocable to the space sublet or assigned; and (b) the following costs and expenses for the subletting or assignment of such space: (i) brokerage commissions and attorneys' fees and expenses, (ii) advertising for subtenants or assignees; (iii) the actual costs paid in making any improvements or substitutions in the Premises required by any sublease or assignment; and (iv) "free rent" periods, costs of any inducements or concessions given to subtenant or assignee, moving costs, and other amounts in respect of such subtenant's or assignee's other leases or occupancy arrangements. All such costs will be amortized over the term of the sublease or assignment pursuant to sound accounting principles.

10.04  TENANT LIABILITY

       In the event of any sublease or assignment, whether or not with Landlord's consent, Tenant shall not be released or discharged from any liability, whether past, present or future, under this Lease, including any liability arising from the exercise of any renewal or expansion option, except to the extent expressly permitted by Landlord. If Landlord grants consent to such sublease or assignment, Tenant shall pay all reasonable attorneys' fees and expenses incurred by Landlord with respect to such assignment or sublease. In addition, if Tenant has any options to extend the term of this Lease or to add other space to the Premises, such options shall not be available to any subtenant, or to any assignee (other than an Affiliate), directly or indirectly without Landlord's express written consent.

10.05  ASSUMPTION AND ATTORNMENT

       If Tenant shall assign this Lease as permitted herein, the assignee shall expressly assume all of the obligations of Tenant hereunder in a written instrument satisfactory to Landlord and furnished to Landlord not later than fifteen (15) days prior to the effective date of the assignment. If Tenant shall sublease the Premises as permitted herein, Tenant shall, at Landlord's option, within fifteen (15) days following any request by Landlord, obtain and furnish to Landlord the written agreement of such subtenant to the effect that the subtenant will attorn to Landlord and will pay all subrent directly to Landlord.


                                    ARTICLE ELEVEN
                                 DEFAULT AND REMEDIES

11.01  EVENTS OF DEFAULT

       The occurrence or existence of any one or more of the following shall constitute a "Default" by Tenant under this Lease:

       (a) Tenant fails to pay any installment or other payment of Rent including without limitation Rent Adjustment Deposits or Rent Adjustments when due, and Tenant's continued failure to pay same within three (3) days following Tenant's receipt of Landlord's written notice thereof;

       (b) Tenant fails to observe or perform any of the other covenants, conditions or provisions of this Lease or the Workletter and fails to cure such default within fifteen (15) days after written notice thereof to Tenant (unless the default involves a hazardous condition, which shall be cured forthwith);

       (c) The interest of Tenant in this Lease is levied upon under execution or other legal process;

       (d) A petition is filed by or against Tenant to declare Tenant bankrupt or seeking a plan of reorganization or arrangement under any Chapter of the Bankruptcy Act, or any amendment, replacement or substitution therefor, or to delay payment of, reduce or modify Tenant's debts, which in the case of an involuntary action is not discharged within thirty (30) days;

       (e) Tenant is declared insolvent by law or any assignment of Tenant's property is made for the benefit of creditors;

       (f) A receiver is appointed for Tenant or Tenant's property, which appointment is not discharged within thirty (30) days;

       (g) Any action taken by or against Tenant to reorganize or modify Tenant's capital structure in a materially adverse way which in the case of an involuntary action is not discharged within thirty
               (30) days;

       (h)     Upon the dissolution of Tenant; or

       (i) Upon the third occurrence within any Lease Year that Tenant fails to pay Rent when due or has breached a particular covenant of this Lease (whether or not such failure or breach is thereafter cured within any stated cure or grace period or statutory period).

11.02  LANDLORD'S REMEDIES

       (a) If a Default occurs, Landlord shall have the rights and remedies hereinafter set forth, which shall be distinct and cumulative:
               (i) Landlord may terminate this Lease by giving Tenant notice of Landlord's election to do so, in which event, the term of this Lease shall end and all of Tenant's rights and interests shall expire on the date stated in such notice; (ii) Landlord may terminate Tenant's right of possession of the Premises without terminating this Lease by giving notice to Tenant that Tenant's right of possession shall end on the date specified in such notice; or (iii) Landlord may enforce the provisions of this Lease and may enforce and protect the rights of the Landlord hereunder by a suit or suits in equity or at law for the specific performance of any covenant or agreement contained herein, or for the enforcement of any other appropriate legal or equitable remedy, including recovery of all monies due or to become due from Tenant under any of the provisions of this Lease. All Landlord remedies shall be cumulative and not exclusive.

       (b) In the event that Landlord terminates the Lease, Landlord shall be entitled to recover (i) the sum of all Rents and other indebtedness accrued to the date of such termination, plus (ii) the cost of recovering the Premises, (iii) the cost of reletting the Premises, or portions thereof (including, without limitation, brokerage commissions) and (iv) the cost of repairs, alterations, improvements, additions and decorations to the Premises to the extent Landlord deems reasonably necessary or desirable. [Items
               (ii) through (iv) are herein defined as the "Recovery Costs."]
               In addition, in the event that Tenant's Default constitutes a material breach, Landlord shall be entitled to recover a sum equal to the difference between (x) the total Base Rent due under this Lease for the remainder of the Term and (y) the then fair market rental value of the Premises during such period, both discounted to present value at a rate determined by Landlord, in its sole discretion ("Discounted Future Rent").

       (c) In the event Landlord proceeds pursuant to subparagraph (a)(ii) above, Landlord shall be entitled to recover (i) the sum of all Rents and other indebtedness accrued to the date of such termination of Tenant's possession, plus (ii) the Recovery Costs (as defined above). Landlord may, but shall not be obligated to (except as may be required by law), relet the Premises, or any part thereof for the account of Tenant, for such rent and term and upon such terms and conditions as are reasonably acceptable to Landlord. For purposes of such reletting, Landlord is authorized to decorate, repair, alter and improve the Premises to the extent reasonably necessary or desirable. If the Premises are relet and the consideration realized therefrom after payment of all Landlord's Reletting Expenses, is insufficient to satisfy the payment when due of Rent reserved under this Lease for any monthly period, then Tenant shall pay Landlord upon demand any such deficiency monthly ("Rental Deficiency"). If such consideration is greater than the amount necessary to pay the full amount of the Rent, the full amount of such excess shall be retained by Landlord and shall in no event be payable to Tenant. Tenant agrees that Landlord may file suit to recover any sums due to Landlord hereunder from time to time and that such suit or recovery of any amount due Landlord hereunder shall not be any defense to any subsequent action brought for any amount not theretofore reduced to judgment in favor of Landlord. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous Default. In the alternative (but only in the event that Tenant's Default constitutes a material breach), Landlord may elect to terminate Tenant's right to occupy the Premises and to immediately recover as damages, in lieu of the Rental Deficiency, a sum equal to the Discounted Future Rent (as defined above).

       (d) In the event a Default occurs, Landlord may, at Landlord's option, enter into the Premises, remove Tenant's property, fixtures, furnishings, signs and other evidences of tenancy, and take and hold such property; provided, however, that such entry and possession shall not terminate this Lease or release Tenant, in whole or in part, from Tenant's obligation to pay the Rent reserved hereunder for the full Term or from any other obligation of Tenant under this Lease. Any and all property which may be removed from the Premises by Landlord pursuant to the authority of the Lease or law, to which Tenant is or may be entitled, may be handled, removed or stored by Landlord at the risk, cost and expense of Tenant, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in the Landlord's possession or under the Landlord's control. Any such property of Tenant not retaken from storage by Tenant within thirty (30) days after the Termination Date, shall be conclusively presumed to have been conveyed by Tenant to Landlord under this Lease as a bill of sale without further payment or credit by Landlord to Tenant.

       (e) If Landlord terminates this Lease or Tenant's right to possession (without terminating the Lease), Landlord shall use objectively reasonable efforts to mitigate Landlord's damages by re-letting the Premises following Tenant's vacancy thereof (but in doing so, Tenant agrees that Landlord shall not be required to give preference to re-letting the Premises prior to leasing other space that Landlord has available, i.e., any prospective tenant's space requirements will dictate Landlord's leasing activities). Tenant shall bear the burden of proof to demonstrate that Landlord has mitigated or failed to mitigate Landlord's damages.

11.03  ATTORNEY'S FEES

       Tenant shall pay upon demand, all costs and expenses, including reasonable attorneys' fees, incurred by Landlord in enforcing the Tenant's performance of its obligations under this Lease, or resulting from Tenant's Default, or incurred by Landlord in any litigation, negotiation or transaction in which Tenant causes Landlord, without Landlord's fault, to become involved or concerned.

11.04  BANKRUPTCY

       The following provisions shall apply in the event of the bankruptcy or insolvency of Tenant:

       (a) In connection with any proceeding under Chapter 7 of the Bankruptcy Code where the trustee of Tenant elects to assume this Lease for the purposes of assigning it, such election or assignment, may only be made upon compliance with the provisions of (b) and (c) below, which conditions Landlord and Tenant acknowledge to be commercially reasonable. In the event the trustee elects to reject this Lease then Landlord shall immediately be entitled to possession of the Premises without further obligation to Tenant or the trustee.

       (b) Any election to assume this Lease under Chapter 11 or 13 of the Bankruptcy Code by Tenant as debtor-in-possession or by Tenant's trustee (the "Electing Party") must provide for:

                     The Electing Party to cure or provide to Landlord adequate assurance that it will cure all monetary defaults under this Lease within fifteen (15) days from the date of assumption and it will cure all nonmonetary defaults under this Lease within thirty (30) days from the date of assumption. Landlord and Tenant acknowledge such condition to be commercially reasonable.

       (c) If the Electing Party has assumed this Lease or elects to assign Tenant's interest under this Lease to any other person, such interest may be assigned only if the intended assignee has provided adequate assurance of future performance (as herein defined), of all of the obligations imposed on Tenant under this Lease. For the purposes hereof, "adequate assurance of future performance" means that Landlord has ascertained that each of the following conditions has been satisfied:

               (i) The assignee has submitted a current financial statement, certified by its chief financial officer, which shows a net worth and working capital in amounts sufficient to assure the future performance by the assignee of Tenant's obligations under this Lease; and

               (ii) Landlord has obtained consents or waivers from any third parties which may be required under a lease, mortgage, financing arrangement, or other agreement by which Landlord is bound, to enable Landlord to permit such assignment.

       (d) Landlord's acceptance of rent or any other payment from any trustee, receiver, assignee, person, or other entity will not be deemed to have waived, or waive, the requirement of Landlord's consent, Landlord's right to terminate this Lease for any transfer of Tenant's interest under this Lease without such consent, or Landlord's claim for any amount of Rent due from Tenant.


                                    ARTICLE TWELVE
                                SURRENDER OF PREMISES

12.01  IN GENERAL

       Upon the Termination Date, Tenant shall surrender and vacate the Premises immediately and deliver possession thereof to Landlord in a clean, good and tenantable condition, ordinary wear and tear, and damage caused by Landlord excepted. Tenant shall deliver to Landlord all keys to the Premises. Tenant shall be entitled to remove from the Premises all movable personal property of Tenant, Tenant's trade fixtures and such Tenant Alterations which at the time of their installation Landlord and Tenant agreed may be removed by Tenant. Tenant shall also remove such other Tenant Alterations as required by Landlord, including, but not limited to, any Tenant Alterations containing Hazardous Materials. Tenant immediately shall repair all damage resulting from removal of any of Tenant's property, furnishings or Tenant Alterations, shall close all floor, ceiling and roof openings and shall restore the Premises to a tenantable condition as reasonably determined by Landlord. If any of the Tenant Alterations which were installed by Tenant involved the lowering of ceilings, raising of floors or the installation of specialized wall or floor coverings or lights, then Tenant shall also be obligated to return such surfaces to their condition prior to the commencement of this Lease. Tenant shall also be required to close any staircases or other openings between floors. In the event possession of the Premises is not delivered to Landlord when required hereunder, or if Tenant shall fail to remove those items described above, Landlord may, at Tenant's expense, remove any of such property therefrom without any liability to Landlord and undertake, at Tenant's expense such restoration work as Landlord deems necessary or advisable.

12.02  LANDLORD'S RIGHTS

       All property which may be removed from the Premises by Landlord shall be conclusively presumed to have been abandoned by Tenant and Landlord may deal with such property as provided in Section 11.02(d). Tenant shall also reimburse Landlord for all costs and expenses incurred by Landlord in removing any of Tenant Alterations and in restoring the Premises to the condition required by this Lease at the Termination Date.

                                   ARTICLE THIRTEEN
                                     HOLDING OVER

       Tenant shall pay Landlord the greater of (a) double the monthly Rent payable for the month immediately preceding the holding over (including increases for Rent Adjustments which Landlord may reasonably estimate) or, (b) double the fair market rental value of the Premises as reasonably determined by Landlord for each month or portion thereof that Tenant retains possession of the Premises, or any portion thereof, after the Termination Date (without reduction for any partial month that Tenant retains possession). Tenant shall also pay all damages sustained and losses incurred by Landlord by reason of such retention of possession. The provisions of this Article shall not constitute a waiver by Landlord of any re-entry rights of Landlord and Tenant's continued occupancy of the Premises shall be as a tenancy in sufferance. If Tenant retains possession of the Premises, or any part thereof for thirty (30) days after the Termination Date then at the sole option of Landlord expressed by written notice to Tenant, but not otherwise, such holding over shall constitute a renewal of this Lease for a period of one (1) year on the same terms and conditions (including those with respect to the payment of Rent) as provided in this Lease, except that the Monthly Base Rent for such period shall be equal to the greater of (i) 150% of the Monthly Base Rent payable during the month preceding the Termination Date, or (ii) 150% of the monthly base rent then being quoted by Landlord for similar space in the Building, and except for any Landlord concessions, including, without limitation, any tenant improvement allowance or any other allowance.


                                   ARTICLE FOURTEEN
                           DAMAGE BY FIRE OR OTHER CASUALTY

14.01  SUBSTANTIAL UNTENANTABILITY

       (a) If any fire or other casualty (whether insured or uninsured) renders all or a substantial portion of the Premises or the Building untenantable, Landlord shall, with reasonable promptness after the occurrence of such damage, estimate the length of time that will be required to Substantially Complete the repair and restoration and shall by notice advise Tenant of such estimate ("Landlord's Notice"). If Landlord estimates that the amount of time required to Substantially Complete such repair and restoration will exceed one hundred eighty (180) days from the date such damage occurred, then Landlord, or Tenant if all or a substantial portion of the Premises is rendered untenantable, shall have the right to terminate this Lease as of the date of such damage upon giving written notice to the other at any time within twenty (20) days after delivery of Landlord's Notice, provided that if Landlord so chooses, Landlord's Notice may also constitute such notice of termination.

       (b) Unless this Lease is terminated as provided in the preceding subparagraph, Landlord shall proceed with reasonable promptness to repair and restore the Premises to its condition as existed prior to such casualty, subject to reasonable delays for insurance adjustments and Force Majeure delays, and also subject to zoning laws and building codes then in effect. Landlord shall have no liability to Tenant, and Tenant shall not be entitled to terminate this Lease if such repairs and restoration are not in fact completed within the time period estimated by Landlord so long as Landlord shall proceed with reasonable diligence to complete such repairs and restoration.

       (c) Tenant acknowledges that Landlord shall be entitled to the full proceeds of any insurance coverage, whether carried by Landlord or Tenant, for damages to the Premises, except for those proceeds of Tenant's insurance of its own personal property and equipment which would be removable by Tenant at the Termination Date. All such insurance proceeds shall be payable to Landlord whether or not the Premises are to be repaired and restored.

       (d) Notwithstanding anything to the contrary herein set forth: (i) Landlord shall have no duty pursuant to this Section to repair or restore any portion of any Tenant Alterations or to expend for any repair or restoration of the Premises or Building amounts in excess of insurance proceeds paid to Landlord and available for repair or restoration; and (ii) Tenant shall not have the right to terminate this Lease pursuant to this Section if any damage or destruction was caused by the act or neglect of Tenant, its agent or employees.

       (e) Any repair or restoration of the Premises performed by Tenant shall be in accordance with the provisions of Article Nine hereof.

14.02  INSUBSTANTIAL UNTENANTABILITY

       If the Premises or the Building is damaged by a casualty but neither is rendered substantially untenantable, then Landlord shall proceed to repair and restore the Building or the Premises other than Tenant Alterations, with reasonable promptness, unless such damage is to the Premises and occurs during the last six (6) months of the Term, in which event either Tenant or Landlord shall have the right to terminate this Lease as of the date of such casualty by giving written notice thereof to the other within twenty (20) days after the date of such casualty.

14.03  RENT ABATEMENT

       Except for the gross negligence or willful act of Tenant or its agents, employees, contractors or invitees, if all or any part of the Premises are rendered untenantable by fire or other casualty and this Lease is not terminated, Monthly Base Rent and Rent Adjustments shall abate for that part of the Premises which is untenantable on a per diem basis from the date of the casualty until Landlord has Substantially Completed the repair and restoration work in the Premises which it is required to perform, provided, that as a result of such casualty, Tenant does not occupy the portion of the Premises which is untenantable during such period. For purposes of this Article 14 the Premises shall be considered "untenantable" if they are not reasonably usable for the conduct of Tenant's business.


                                   ARTICLE FIFTEEN
                                    EMINENT DOMAIN

15.01  TAKING OF WHOLE OR SUBSTANTIAL PART

       In the event the whole or any substantial part of the Building or of the Premises is taken or condemned by any competent authority for any public use or purpose (including a deed given in lieu of condemnation) and is thereby rendered untenantable, this Lease shall terminate as of the date title vests in such authority, and Monthly Base Rent and Rent Adjustments shall be apportioned as of the Termination Date. Notwithstanding anything to the contrary herein set forth, in the event the taking is temporary (for less than the remaining term of the Lease), Landlord may elect either (a) to terminate this Lease or (b) permit Tenant to receive the entire award attributable to the Premises in which case Tenant shall continue to pay Rent and this Lease shall not terminate.

15.02  TAKING OF PART

       In the event a part of the Building or the Premises is taken or condemned by any competent authority (or a deed is delivered in lieu of condemnation) and this Lease is not terminated, the Lease shall be amended to reduce or increase, as the case may be, the Monthly Base Rent and Tenant's Rent Adjustment to reflect the Rentable Area of the Premises or Building, as the case may be, remaining after any such taking or condemnation. Landlord, upon receipt and to the extent of the award in condemnation (or proceeds of sale) shall make necessary repairs and restorations to the Premises (exclusive of Tenant Alterations) and to the Building to the extent necessary to constitute the portion of the Building not so taken or condemned as a complete architectural and economically efficient unit. Notwithstanding the foregoing, if as a result of any taking, or a governmental order that the grade of any street or alley adjacent to the Building is to be changed and such taking or change of grade makes it necessary or desirable to substantially remodel or restore the Building or prevents the economical operation of the Building, Landlord shall have the right to terminate this Lease upon ninety (90) days' prior written notice to Tenant.

15.03  COMPENSATION

       Landlord shall be entitled to receive the entire award (or sale proceeds) from any such taking, condemnation or sale without any payment to Tenant, and Tenant hereby assigns to Landlord Tenant's interest, if any, in such award; provided, however, Tenant shall have the right separately to pursue against the condemning authority a separate award in respect of the loss, if any, to Tenant Alterations paid for by Tenant without any credit or allowance from Landlord so long as there is no diminution of Landlord's award as a result.

                                   ARTICLE SIXTEEN
                                      INSURANCE

16.01  TENANT'S INSURANCE

       Tenant, at Tenant's expense, agrees to maintain in force, with a company or companies acceptable to Landlord, during the Term: (a) Commercial General Liability Insurance on a primary basis and without any right of contribution from any insurance carried by Landlord covering the Premises on an occurrence basis against all claims for personal injury, bodily injury, death and property damage, including contractual liability covering the indemnification provisions in this Lease. Such insurance shall be for such limits that are reasonably required by Landlord from time to time but not less than a combined single limit of Five Million and No/100 Dollars ($5,000,000.00); (b) Workers' Compensation and Employers' Liability Insurance for an amount of not less than One Million and No/100 Dollars ($1,000,000.00), both in accordance with the laws of The State of Texas; (c) "All Risks" property insurance in an amount adequate to cover the full replacement cost of all equipment, installations, fixtures and contents of the Premises in the event of loss and any such policy shall contain a provision requiring the insurance carriers to waive their rights of subrogation against Landlord; (d) in the event a motor vehicle is to be used by Tenant in connection with its business operation from the Premises, Comprehensive Automobile Liability Insurance coverage with limits of not less than Three Million and No/100 Dollars ($3,000,000.00) combined single limit coverage against bodily injury liability and property damage liability arising out of the use by or on behalf of Tenant, its agents and employees in connection with this Lease, of any owned, non-owned or hired motor vehicles; and (e) such other insurance or coverages as Landlord reasonably requires.

16.02  FORM OF POLICIES

       Each policy referred to in 16.01 shall satisfy the following requirements. Each policy shall (a) name Landlord and the Indemnitees as additional insureds, (b) be issued by one or more responsible insurance companies licensed to do business in Texas reasonably satisfactory to Landlord,
(c) where applicable, provide for deductible amounts satisfactory to Landlord and not permit co-insurance, (d) shall provide that such insurance may not be canceled or amended without thirty (30) days' prior written notice to the Landlord, and (e) shall provide that the policy shall not be invalidated should the insured waive in writing prior to a loss, any or all rights of recovery against any other party for losses covered by such policies. Tenant shall deliver to Landlord, certificates of insurance and at Landlord's request, copies of all policies and renewals thereof to be maintained by Tenant hereunder, not less than ten (10) days prior to the Commencement Date and not less than ten
(10) days prior to the expiration date of each policy.

16.03  LANDLORD'S INSURANCE

       Landlord agrees to purchase and keep in full force and effect during the Term hereof, including any extensions or renewals thereof, insurance under policies issued by insurers of recognized responsibility, qualified to do business in Texas on the Building in amounts not less than the greater of eighty (80%) percent of the then full replacement cost (without depreciation) of the Building (above foundations) or an amount sufficient to prevent Landlord from becoming a co-insurer under the terms of the applicable policies, against fire and such other risks as may be included in standard forms of all risk coverage insurance reasonably available from time to time. Landlord agrees to maintain in force during the Term, Commercial General Liability Insurance covering the Building on an occurrence basis against all claims for personal injury, bodily injury, death and property damage. Such insurance shall be for a combined single limit of Five Million and No/100 Dollars ($5,000,000.00). Neither Landlord's obligation to carry such insurance nor the carrying of such insurance shall be deemed to be an indemnity by Landlord with respect to any claim, liability, loss, cost or expense due, in whole or in part, to Tenant's negligent acts or omissions or willful misconduct.

16.04  WAIVER OF SUBROGATION

       (a) Landlord agrees that, if obtainable at no, or minimal, additional cost, and so long as the same is permitted under the laws of Texas, it will include in its "All Risks" policies appropriate clauses pursuant to which the insurance companies (i) waive all right of subrogation against Tenant with respect to losses payable under such policies and/or (ii) agree that such policies shall not be invalidated should the insured waive in writing prior to a loss any or all right of recovery against any party for losses covered by such policies.

       (b) Tenant agrees to include, if obtainable at no, or minimal, additional cost, and so long as the same is permitted under the laws of Texas, in its "All Risks" insurance policy or policies on its furniture, furnishings, fixtures and other property removable by Tenant under the provisions of its lease of space in the Building, appropriate clauses pursuant to which the insurance company or companies (i) waive the right of subrogation against Landlord and/or any tenant of space in the Building with respect to losses payable under such policy or policies and/or (ii) agree that such policy or policies shall not be invalidated should the insured waive in writing prior to a loss any or all right of recovery against any party for losses covered by such policy or policies. If Tenant is unable to obtain in such policy or policies either of the clauses described in the preceding sentence, Tenant shall, if legally possible and without necessitating a change in insurance carriers, have Landlord named in such policy or policies as an additional insured. If Landlord shall be named as an additional insured in accordance with the foregoing, Landlord agrees to endorse promptly to the order of Tenant, without recourse, any check, draft, or order for the payment of money representing the proceeds of any such policy or representing any other payment growing out of or connected with said policies, and Landlord does hereby irrevocably waive any and all rights in and to such proceeds and payments.

       (c) Provided that Landlord's right of full recovery under its policy or policies aforesaid is not adversely affected or prejudiced thereby, Landlord hereby waives any and all right of recovery which it might otherwise have against Tenant, its servants, agents and employees, for loss or damage occurring to the Building and the fixtures, appurtenances and equipment therein, to the extent the same is covered by Landlord's insurance, notwithstanding that such loss or damage may result from the negligence or fault of Tenant, its servants, agents or employees. Provided that Tenant's right of full recovery under its aforesaid policy or policies is not adversely affected or prejudiced thereby, Tenant hereby waives any and all right of recovery which it might otherwise have against Landlord, its servants, and employees and against every other tenant in the Building who shall have executed a similar waiver as set forth in this Section 16.04(c) for loss or damage to Tenant's furniture, furnishings, fixtures and other property removable by Tenant under the provisions hereof to the extent that same is covered or coverable by Tenant's insurance required under this Lease, notwithstanding that such loss or damage may result from the negligence or fault of Landlord, its servants, agents or employees, or such other tenant and the servants, agents or employees thereof.

       (d) Landlord and Tenant hereby agree to advise the other promptly if the clauses to be included in their respective insurance policies pursuant to subparagraphs (a) and (b) above cannot be obtained on the terms hereinbefore provided and thereafter to furnish the other with a certificate of insurance or copy of such policies showing the naming of the other as an additional insured, as aforesaid. Landlord and Tenant hereby also agree to notify the other promptly of any cancellation or change of the terms of any such policy which would affect such clauses or naming. All such policies which name both Landlord and Tenant as additional insureds shall, to the extent obtainable, contain agreements by the insurers to the effect that no act or omission of any additional insured will invalidate the policy as to the other additional insureds.

16.05  NOTICE OF CASUALTY

       Tenant shall give Landlord notice in case of a fire or accident in the Premises promptly after Tenant is aware of such event.


                                  ARTICLE SEVENTEEN
                            WAIVER OF CLAIMS AND INDEMNITY

17.01  WAIVER OF CLAIMS

       To the extent permitted by law, Tenant releases the Indemnitees from, and waives all claims for, damage to person or property sustained by the Tenant or any occupant of the Building or

Premises resulting directly or indirectly from any existing or future condition, defect, matter or thing in and about the Property or the Premises or any part of either or any equipment or appurtenance therein, or resulting from any accident in or about the Property, or resulting directly or indirectly from any act or neglect of any tenant or occupant of the Building or of any other person, including Landlord's agents and servants, except where resulting from the willful and wrongful act of any of the Indemnitees. Tenant hereby waives any consequential damages, compensation or claims for inconvenience or loss of business, rents, or profits as a result of such injury or damage. If any such damage, whether to the Premises or to any part of the Property or any part thereof, or whether to Landlord or to other tenants in the Building, results from any act or neglect of Tenant, its employees, servants, agents, contractors, invitees and customers, Tenant shall be liable therefor and Landlord may, at Landlord's option, repair such damage and Tenant shall, upon demand by Landlord, as payment of additional Rent hereunder, reimburse Landlord within ten (10) days of demand for the total cost of such repairs, which are in excess of amounts, if any, paid to Landlord under insurance covering such damages. Tenant shall not be liable for any damage caused by its acts or neglect if Landlord or a tenant has recovered the full amount of the damage from proceeds of insurance policies and the insurance company has waived its right of subrogation against Tenant.

17.02  INDEMNITY BY TENANT

       To the extent permitted by law, Tenant agrees to indemnify, protect, defend and hold the Indemnitees harmless against any and all actions, claims, demands, costs and expenses, including reasonable attorney's fees and expenses for the defense thereof, arising from Tenant's occupancy of the Premises, from the undertaking of any Tenant Alterations or repairs to the Premises, from the conduct of Tenant's business on the Premises, or from any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed pursuant to the terms of this Lease, or from any willful or negligent act of Tenant, its agents, contractors, servants, employees, customers or invitees, in or about the Premises, but only to the extent of Landlord's liability, if any, in excess of amounts, if any, which is paid to Landlord under insurance covering such claims or liabilities. In case of any action or proceeding brought against the Indemnitees by reason of any such claim, upon notice from Landlord, Tenant covenants to defend such action or proceeding by counsel reasonably satisfactory to Landlord.


                                   ARTICLE EIGHTEEN
                                RULES AND REGULATIONS

18.01  RULES

       Tenant agrees for itself and for its subtenants, employees, agents, and invitees to comply with the rules and regulations listed on EXHIBIT D attached hereto and with all reasonable modifications and additions thereto which Landlord may make from time to time.

18.02  ENFORCEMENT

       Nothing in this Lease shall be construed to impose upon the Landlord any duty or obligation to enforce the rules and regulations as set forth on EXHIBIT D or as hereafter adopted, or the terms, covenants or conditions of any other lease as against any other tenant, and the Landlord shall not be liable to the Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees. Landlord shall use reasonable efforts to enforce the rules and regulations of the Building in a uniform and non-discriminatory manner. Tenant shall pay to Landlord all damages caused by Tenant's failure to comply with the provisions of this Article Eighteen and shall also pay to Landlord as additional Rent an amount equal to any increase in insurance premiums caused by such failure to comply.


                                   ARTICLE NINETEEN
                              LANDLORD'S RESERVED RIGHTS

19.01  RESERVED RIGHTS

       Landlord shall have the following rights exercisable without notice to Tenant and without liability to Tenant for damage or injury to persons, property or business and without being deemed an eviction or disturbance of Tenant's use or possession of the Premises or giving rise to any claim for setoff or abatement of Rent: (a) To change the Building's name or street address upon thirty (30) days' prior written notice to Tenant; (b) To install, affix and maintain all signs on the exterior and/or interior of the Building; (c) To designate and/or approve prior to installation, all types of signs, window shades, blinds, drapes, awnings or other similar items, and all internal lighting that may be visible from the exterior of the Premises; (d) upon reasonable notice to Tenant, to display the Premises to prospective tenants at reasonable hours during the last nine (9) months of the Term; (e) To grant to any party the exclusive right to conduct any business or render any service in or to the Building, provided such exclusive right shall not operate to prohibit Tenant from using the Premises for the purpose permitted hereunder; (f) To change the arrangement and/or location of entrances or passageways, doors and doorways, corridors, elevators, stairs, washrooms or public portions of the Building, and to close entrances, doors, corridors, elevators or other facilities, provided that such action shall not materially and adversely interfere with Tenant's access to the Premises or the Building; (g) to have access for Landlord and other tenants of the Building to any mail chutes and boxes located in or on the Premises as required by any applicable rules of the United States Post Office; and (h) To close the Building after normal business hours, except that Tenant and its employees and invitees shall be entitled to admission at all times, under such regulations as Landlord prescribes for security purposes.

                                   ARTICLE TWENTY
                                ESTOPPEL CERTIFICATE

20.01  IN GENERAL

       Within fifteen (15) days after request therefor by Landlord, Mortgagee or any prospective mortgagee or owner, Tenant agrees as directed in such request to execute an Estoppel Certificate in recordable form, binding upon Tenant, certifying (a) that this Lease is unmodified and in full force and effect (or if there have been modifications, a description of such modifications and that this Lease as modified is in full force and effect); (b) the dates to which Rent has been paid; (c) that Tenant is in the possession of the Premises if that is the case; (d) that Landlord is not in default under this Lease, or, if Tenant believes Landlord is in default, the nature thereof in detail; (e) that Tenant has no off-sets or defenses to the performance of its obligations under this Lease (or if Tenant believes there are any off-sets or defenses, a full and complete explanation thereof); (f) that the Premises have been completed in accordance with the terms and provisions hereof or the Workletter, that Tenant has accepted the Premises and the condition thereof and of all improvements thereto and has no claims against Landlord or any other party with respect thereto; (g) that if an assignment of rents or leases has been served upon the Tenant by a Mortgagee, Tenant will acknowledge receipt thereof and agree to be bound by the provisions thereof; (h) that Tenant will give to the Mortgagee copies of all notices required or permitted to be given by Tenant to Landlord; and (i) to any other information reasonably requested.

20.02  ENFORCEMENT

       In the event that Tenant fails to deliver an Estoppel Certificate, then such failure shall be a Default for which there shall be no cure or grace period. In addition to any other remedy available to Landlord, Landlord may impose a penalty equal to $500.00 for each day that Tenant fails to deliver an Estoppel Certificate and Tenant shall be deemed to have irrevocably appointed Landlord as Tenant's attorney-in-fact to execute and deliver such Estoppel Certificate.


                                 ARTICLE TWENTY-ONE
                                RELOCATION OF TENANT

       At any time after January 1, 1999, Landlord may substitute for the Premises, other premises in the Building, in One Allen Center or in Three Allen Center (the "New Premises"), in which event the New Premises shall be deemed to be the Premises for all purposes under this Lease, provided that (a) the New Premises shall be substantially similar to the Premises in area and configuration (provided that no increase in area shall result in an increase in Tenant's Monthly Base Rent payments); (b) the New Premises must be a contiguous block of space and be served by the same elevator bank; (c) if Tenant is then occupying the Premises, Landlord shall pay the actual and reasonable expenses of physically moving Tenant, and moving, installing and, if necessary, repairing, Tenant's furniture, fixtures, equipment and personal property to the New Premises including, without limitation, telephone switch, computer cabling and signage costs, as well as the cost of replacing in-stock stationery and business cards and any other direct out-of-pocket, reasonable costs necessitated by Tenant's relocation to the New Premises; (d) Landlord shall give Tenant not less than ninety (90) days' prior written notice of such substitution; and (e) Landlord, at its expense, shall improve the New Premises with improvements (in quantity and quality of materials) substantially similar to those in the Premises at the time of such substitution, if the Premises are then improved (including any Tenant Alterations installed by Tenant within the Premises after the Commencement Date(s)). Any such move shall be made after normal Building hours (I.E., evenings and weekends) so as to minimize the interference with the operation of Tenant's business.

                                  ARTICLE TWENTY-TWO
                                  REAL ESTATE BROKERS

       Tenant represents that, except for McDade, Smith, Gould & Company,
Tenant has not dealt with any real estate broker, sales person, or finder in connection with this Lease, and no such person initiated or participated in the negotiation of this Lease, or showed the Premises to Tenant. Tenant hereby agrees to indemnify, protect, defend and hold Landlord and the Indemnitees, harmless from and against any and all liabilities and claims for commissions and fees arising out of a breach of the foregoing representation. Landlord shall be responsible for the payment of all commissions to all brokers specified in this
Article 22.


                                 ARTICLE TWENTY-THREE
                                 MORTGAGEE PROTECTION

23.01  SUBORDINATION AND ATTORNMENT

       This Lease is and shall be expressly subject and subordinate at all times to (a) any ground or underlying lease of the Real Property, now or hereafter existing, and all amendments, renewals and modifications to any such lease, and (b) the lien of any first mortgage or trust deed now or hereafter encumbering fee title to the Real Property and/or the leasehold estate under any such lease, unless such ground lease or ground lessor, or mortgage or Mortgagee, expressly provides or elects that the Lease shall be superior to such lease or mortgage. If any such mortgage or trust deed is foreclosed, or if any such lease is terminated, upon request of the Mortgagee or ground lessor, as the case may be, Tenant will attorn to the purchaser at the foreclosure sale or to the ground lessor under such lease, as the case may be, provided, however, that such purchaser or ground lessor shall not be (i) bound by any payment of Rent for more than one month in advance except payments in the nature of security for the performance by Tenant of its obligations under this Lease; (ii) subject to any offset, defense or damages arising out of a default of any obligations of any preceding Landlord; or (iii) bound by any amendment or modification of this Lease made without the written consent of the

Mortgagee or ground lessor; or (iv) liable for any security deposits not actually received in cash by such purchaser or ground lessor. This subordination shall be self-operative and no further certificate or instrument of subordination need be required by any such Mortgagee or ground lessor. In confirmation of such subordination, however, Tenant shall execute promptly any reasonable certificate or instrument that Landlord, Mortgagee or ground lessor may request. Tenant hereby constitutes Landlord as Tenant's attorney-in-fact to execute such certificate or instrument for and on behalf of Tenant upon Tenant's failure to do so within fifteen (15) days of a request to do so. Upon request by such successor in interest, Tenant shall execute and deliver reasonable instruments confirming the attornment provided for herein.

23.02  MORTGAGEE PROTECTION

       Tenant agrees to give any Mortgagee or ground lessor, by registered or certified mail, a copy of any notice of default served upon the Landlord by Tenant, provided that prior to such notice Tenant has received notice (by way of service on Tenant of a copy of an assignment of rents and leases, or otherwise) of the address of such Mortgagee or ground lessor. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the Mortgagee or ground lessor shall have an additional thirty (30) days after receipt of notice thereof within which to cure such default or if such default cannot be cured within that time, then such additional notice time as may be necessary, if, within such thirty (30) days, any Mortgagee or ground lessor has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings or other proceedings to acquire possession of the Real Property, if necessary to effect such cure). Such period of time shall be extended by any period within which such Mortgagee or ground lessor is prevented from commencing or pursuing such foreclosure proceedings or other proceedings to acquire possession of the Real Property by reason of Landlord's bankruptcy. Until the time allowed as aforesaid for Mortgagee or ground lessor to cure such defaults has expired without cure, Tenant shall have no right to, and shall not, terminate this Lease on account of default. This Lease may not be modified or amended so as to reduce the rent or shorten the term, or so as to adversely affect in any other respect to any material extent the rights of the Landlord, nor shall this Lease be canceled or surrendered, without the prior written consent, in each instance, of the ground lessor or the Mortgagee.


                                 ARTICLE TWENTY-FOUR
                                       NOTICES

       (a) All notices, demands or requests provided for or permitted to be given pursuant to this Lease must be in writing and shall be personally delivered, sent by Federal Express or other overnight courier service, or mailed by first class, registered or certified mail, return receipt requested, postage prepaid.

       (b) All notices, demands or requests to be sent pursuant to this Lease shall be deemed to have been properly given or served by delivering or sending the same in accordance with this Section, addressed to the parties hereto at their respective addresses listed below:

               Notices to Landlord shall be addressed:

                     Trizec Allen Center Limited Partnership
                     Attn:  Regional Vice President
                     1200 Smith Street, Suite 2600
                     Houston, Texas  77002

               Notices to Tenant shall be addressed:

                     Gateway Energy Corporation
                     Attn:  President
                     500 Dallas Street, Suite 2615
                     Houston, Texas  77002

       (c) If notices, demands or requests are sent by registered or certified mail, said notices, demands or requests shall be effective upon being deposited in the United States mail. However, the time period in which a response to any such notice, demand or request must be given shall commence to run from the date of receipt on the return receipt of the notice, demand or request by the addressee thereof. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of notice, demand or request sent. Notices may also be served by personal service upon any officer, director or partner of Landlord or Tenant or in the case of delivery by Federal Express or other overnight courier service, notices shall be effective upon acceptance of delivery by an employee, officer, director or partner of Landlord or Tenant.

       (d) By giving to the other party at least thirty (30) days' written notice thereof, either party shall have the right from time to time during the term of this Lease to change their respective addresses for notices, statements, demands and requests, provided such new address shall be within the United States of America.

                                 ARTICLE TWENTY-FIVE
                                    MISCELLANEOUS

25.01  LATE CHARGES

       All payments required hereunder (other than the Monthly Base Rent and Rent Adjustments, which shall be due as hereinbefore provided) to Landlord shall be paid within ten (10) days after Landlord's demand therefor. All such amounts (including, without limitation Monthly Base Rent and Rent Adjustments) not paid when due shall bear interest from the date due until the date paid at the Default Rate in effect on the date such payment was due.

25.02  WAIVER OF JURY TRIAL

       As a material inducement to Landlord to enter into this Lease, Tenant hereby waives its right to a trial by jury of any issues relating to or arising out of its obligations under this Lease or its occupancy of the Premises. Tenant acknowledges that it has read and understood the foregoing provision.

25.03  DEFAULT UNDER OTHER LEASE

       It shall be a Default under this Lease if Tenant or any affiliated company under any other lease with Landlord for premises in the Building defaults under such lease and as a result thereof such lease is terminated or terminable.

25.04  OPTION

       This Lease shall not become effective as a lease or otherwise until executed and delivered by both Landlord and Tenant. The submission of the Lease to Tenant does not constitute a reservation of or option for the Premises, except that it shall constitute an irrevocable offer on the part of Tenant in effect for fifteen (15) days to lease the Premises on the terms and conditions herein contained.

25.05  TENANT AUTHORITY

       Tenant represents and warrants to Landlord that it has full authority and power to enter into and perform its obligations under this Lease, that the person executing this Lease is fully empowered to do so, and that no consent or authorization is necessary from any third party. Landlord may request that Tenant provide Landlord evidence of Tenant's authority.

25.06  MODIFICATION OF LEASE FOR BENEFIT OF MORTGAGEE

       If Mortgagee of Landlord requires a modification of this Lease which shall not result in any increased cost or expense to Tenant or in any other substantial and adverse change in the rights and obligations of Tenant hereunder, then Tenant agrees that the Lease may be so modified.

25.07  EXCULPATION

       Tenant agrees, on its behalf and on behalf of its successors and assigns, that any liability or obligation under this Lease shall only be enforced against Landlord's equity interest in the Property and in no event against any other assets of the Landlord, or Landlord's officers or directors.

25.08  ACCORD AND SATISFACTION

       No payment by Tenant or receipt by Landlord of a lesser amount than any installment or payment of Rent due shall be deemed to be other than on account of the amount due, and no endorsement or statement on any check or any letter accompanying any check or payment of Rent shall be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or payment of Rent or pursue any other remedies available to Landlord. No receipt of money by Landlord from Tenant after the termination of this Lease or Tenant's right of possession of the Premises shall reinstate, continue or extend the Term.

25.09  LANDLORD'S OBLIGATIONS ON SALE OF BUILDING

       In the event of any sale or other transfer of the Building, Landlord shall be entirely freed and relieved of all agreements and obligations of Landlord hereunder accruing or to be performed after the date of such sale or transfer, provided that all of Landlord's obligations hereunder are specifically assumed by the buyer or transferee. The term "Landlord" as used in this Lease, insofar as the performance of any covenants or obligations on the part of Landlord under the Lease are concerned, shall mean only the owner of the Building, or the entity with right of possession of the Building at the time in question.

25.10  BINDING EFFECT

       This Lease shall be binding upon and inure to the benefit of Landlord and Tenant and their respective heirs, legal representatives, successors and permitted assigns.

25.11  CAPTIONS

       The Article and Section captions in this Lease are inserted only as a matter of convenience and in no way define, limit, construe, or describe the scope or intent of such Articles and Sections.

25.12  APPLICABLE LAW

       This Lease shall be construed in accordance with the laws of the State of Texas. If any term, covenant or condition of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each item, covenant or condition of this Lease shall be valid and be enforced to the fullest extent permitted by law.

25.13  ABANDONMENT

       In the event Tenant abandons the Premises but is otherwise in compliance with all the terms, covenants and conditions of this Lease, Landlord shall (a) have the right to enter into the Premises in order to show the space to prospective tenants, (b) have the right to reduce the services provided to Tenant pursuant to the terms of this Lease to such levels as Landlord reasonably determines to be adequate services for an unoccupied premises and (c) during the last six (6) months of the Term, have the right to prepare the Premises for occupancy by another tenant upon the end of the Term.

25.14  LANDLORD'S RIGHT TO PERFORM TENANT'S DUTIES

       If Tenant fails timely to perform any of its duties under this Lease or the Workletter, Landlord shall have the right (but not the obligation), to perform such duty on behalf and at the expense of Tenant without prior notice to Tenant, and all sums expended or expenses incurred by Landlord in performing such duty shall be deemed to be additional Rent under this Lease and shall be due and payable upon demand by Landlord.

25.15  TEXAS DECEPTIVE TRADE PRACTICES ACT INAPPLICABLE

       It is the intent of Landlord and Tenant that the provisions of the Texas Deceptive Trade Practices-Consumer Protection Act, Subchapter E of Chapter 17 of the Texas Business and Commerce Code (the "DTPA") be inapplicable to this Lease and the transaction evidenced hereby. Accordingly, Tenant hereby represents and warrants to Landlord as follows:

       (a) The total consideration paid or to be paid by Tenant over the term of this Lease exceeds $100,000.00.

       (b) Tenant is represented by legal counsel of its own choice and designation in connection with the transaction contemplated by this Lease;

       (c) Tenant's counsel was not directly or indirectly identified, suggested or selected by Landlord or an agent of Landlord; and

       (d) Tenant is leasing the Premises for business or commercial purposes, not for use as Tenant's residence.

25.16  LETTER OF CREDIT

       Within five (5) business days after execution of this Lease, Tenant shall provide to Landlord a letter of credit (the "Letter of Credit") in the amount of $101,117.00 (the "Maximum Guaranteed Amount") drawn upon Intrust Bank, 4000 Somerset Drive, Prairie Village, Kansas 66208-0338. Such Letter of Credit shall be in a form acceptable to Landlord and be subject to being drawn upon in the event of the occurrence of a Default by Tenant in an amount not to exceed the "Unamortized Capital Balance" at the time of such Default. The Unamortized Capital Balance shall be calculated from time to time by fully amortizing the Maximum Guaranteed Amount by 1/60 for each month during the initial sixty (60) months of the Term that Tenant makes timely Monthly Base Rent payments to Landlord. Tenant shall have the right to replace the Letter of Credit annually prior to the expiration of the then current Letter of Credit in an amount equal to the then remaining Unamortized Capital Balance. Any amounts drawn on the Letter of Credit shall be applied by Landlord against any sums owing by Tenant as a result of a Default, and any remainder thereafter shall be applied to sums next due and owing to Landlord by Tenant under the Lease. If the Letter of Credit is not delivered to Landlord within the time period provided for herein, or if a replacement Letter of Credit is not delivered annually prior to the expiration of the then effective Letter of Credit, as applicable, Landlord, at its option, subject to five (5) business days prior written notice to Tenant, may elect thereafter to cancel this Lease by delivering written notice thereof to Tenant provided such notice is given to Tenant prior to Landlord's receipt of the Letter of Credit or replacement Letter of Credit, as applicable. Landlord, at Landlord's sole option, may elect to waive the requirements of this Section
25.16 and cancel the Letter of Credit following its review of Tenant's corporate financial statements if the "Net Change in Cash & Cash Equivalents" entry reflected on such financial statements indicates a positive cash flow balance over no less than a thirty-six (36) consecutive month period.

25.17  ENTIRE AGREEMENT

       No oral statements or prior written material not specifically incorporated herein shall be of any force or effect. Tenant agrees that in entering into and taking this Lease, it relies solely upon the representation and agreements contained in this Lease and no others. This Lease, together with all Exhibits and Addenda, if any, attached to this Lease, constitutes the whole agreement of the parties and shall in no way be conditioned, modified or supplemented except by a written agreement executed by both parties.

25.18  NOTICE OF INDEMNIFICATION

       THE PARTIES TO THIS LEASE HEREBY ACKNOWLEDGE AND AGREE THAT THIS LEASE (AND ATTACHED EXHIBITS) CONTAINS CERTAIN INDEMNIFICATION PROVISIONS.

       IN WITNESS WHEREOF, this Lease has been executed as of the date set forth in Section 1.01(4) hereof.

"Landlord"                                   "Tenant"

TRIZEC ALLEN CENTER LIMITED                  GATEWAY ENERGY CORPORATION,
PARTNERSHIP, a Delaware limited              a Delaware corporation
partnership, d/b/a TrizecHahn
Allen Center Limited Partnership
                                             By:   [ILLEGIBLE]
                                                 ------------------------------
By:    Trizec Allen Center, Inc.,            Name:  [ILLEGIBLE]
       its general partner                         ----------------------------
                                             Title:     President
                                                  -----------------------------

       By:   /s/ Paul H. Layne
           --------------------------------------
               Paul H. Layne
               Vice President and Assistant Secretary


       By:   /s/ David W. Clapp
           --------------------------------------
               David W. Clapp
               Vice President

                                      EXHIBIT A

                                          TO
                                 OFFICE LEASE BETWEEN
                       TRIZEC ALLEN CENTER LIMITED PARTNERSHIP,
                                     AS LANDLORD,
                                         AND
                             GATEWAY ENERGY CORPORATION,
                                      AS TENANT


                              LEGAL DESCRIPTION OF LAND


TRACT A - ONE ALLEN CENTER TRACT

Being a tract or parcel containing 82,212 square feet of land in the Obedience Smith Survey, Abstract 696 and the John Austin Survey, Abstract 1, Harris County, Texas and being a part of those certain tracts designated as "Tract 1, 2 and Tract 3" per the deed recorded in Volume 7769, Page 561 of the Harris County Deed Records, and a part of certain street rights-of-way as closed by City Council Motion No. 70-1288, passed April 15, 1970 and filed in Volume 8104, Page 1 of said Deed Records and being more particularly described by metes and bounds as follows with all bearings and coordinates referenced to the Texas Coordinate System, South Central Zone:

COMMENCING at City Rod 541 (X=3,151,055.22, Y=717,483.00) located in West Dallas Avenue (80 feet wide) at its intersection with Bagby Street (92 feet wide);

THENCE, North 32DEG. 51'57" East, 355.14 feet along the City Reference Line to a Copperweld Rod (X=3,151,247.92, Y=717,781.26) stamped "AC-1" marking the reference line intersect with the centerline of Dallas Avenue (80 feet wide);

THENCE, South 57DEG. 08'03" East, 619.84 feet along the centerline of said Dallas Avenue to a point North 57DEG. 08'03" West, 40.00 feet from the centerline intersect of Smith Street (80 feet wide);

THENCE, South 32DEG. 51'57" West, 40.00 feet, at a right angle to said centerline of Dallas Avenue to the POINT OF BEGINNING (X=3,151,746.76, Y=717,411.34), said point also being the intersect of the southwesterly right-of-way line of said Dallas Avenue and the northwesterly right-of-way of said Smith Street;

THENCE, South 32DEG. 51'57" West, 221.00 feet along the northwesterly right-of-way line of Smith Street to a point for most southerly corner;

THENCE, North 57DEG. 08'03" West, 372.00 feet to a point for most westerly corner;

                           Page 1 of Exhibit A

THENCE, North 32DEG. 51'57" East, 221.00 feet to a point on the southwesterly right-of-way line of Dallas Avenue for most northerly corner;

THENCE, South 57DEG. 08'03" East 372.00 feet along said right-of-way line of Dallas Avenue to the POINT OF BEGINNING, containing a computed area of 82,212 square feet of land.

TRACT B - TWO ALLEN CENTER TRACT

Being a tract or parcel of land containing 98,863 square feet in the Obedience Smith Survey, Abstract 696, Harris County, Texas, and being all of that certain tract of land conveyed to ALLEN CENTER CO. #2 by the deeds recorded in the Harris County Official Public Records of Real Property (H.C.O.P.R.R.P.), under File Number F 124311, Film Code 164-04-0839, File Number F 124312, Film Code 164-04-0845 and File Number F 124313, Film Code ###-##-####. Said tract being more particularly described by metes and bounds as follows, with all bearings and coordinates referenced to the Texas Coordinate System, South Central Zone:

BEGINNING at the intersection (X=3,151,520.75, Y=717,061.57) of the northerly right-of-way line of Polk Avenue (varying width) with the northwesterly right-of-way line of Smith Street (80 feet wide);

THENCE, South 87DEG. 36'57" West, 203.28 feet along the northerly right-of-way line of said Polk Avenue to a 5/8 inch iron rod set for the beginning of a tangent curve to the right;

THENCE, 106.78 feet northwesterly along said tangent curve and said northerly right-of-way line of Polk Avenue (Delta Angle = 13DEG. 21'05", Radius =
458.22 feet, Chord = North 85DEG. 42'30" West, 106.54 feet) to a point of non-tangency;

THENCE, continuing along said northerly right-of-way line, North 63DEG. 33'06" West, 45.53 feet to a point for corner common to the herein described tract and a 119,251 square foot tract described in exhibit "J" of the document recorded in H.C.O.P.R.R.P., File Number F 792860, Film Code ###-##-####;

THENCE, along the boundary common to said tracts the following seven courses;

       Departing said north right-of-way line, North 16DEG. 35'07" East, 15.00 feet to a 5/8-inch iron rod set for the beginning of a non-tangent curve to the left;

       143.43 feet easterly along said non-tangent curve to the left (Delta Angle = 18DEG. 58'09", Radius = 433.22 feet, Chord = South 82DEG. 53'58" East, 142.77 feet) to a 5/8-inch iron rod set for point of tangency;

       Tangent to said curve, North 87DEG. 36'57" East, 10.28 feet to a 5/8-inch iron rod set for corner;

                           Page 2 of Exhibit A

       North 57DEG. 08'03" West, 219.67 feet;

       North 32DEG. 51'57" East, 196.42 feet;

       South 57DEG. 08'03" East, 129.15 feet;

       North 32DEG. 51'57" East, 90.00 feet to a point for corner in the southwesterly line of ONE ALLEN CENTER 1.887 acre tract;

THENCE, South 57DEG. 08'03" East, 262.56 feet along the line common to said
1.887 acre tract and the tract herein described to the northwesterly right-of-way line of said Smith Street;

THENCE, South 32DEG. 51'57" West, 195.45 feet along the northwesterly right-of-way line of said Smith Street to the POINT OF BEGINNING, containing a computed area of 98,863 square feet of land.

TRACT C - THREE ALLEN CENTER TRACT

BEING a tract or parcel of land containing 119,202 square feet out of the John Austin Survey, Abstract No. 1, and the Obedience Smith Survey, Abstract No. 696, Harris County, Texas, and being part of those certain tracts designated as "Tract 1, 2, 3 and Tract 4" per the deed recorded in Volume 7769, Page 592, of Harris County Deed Records, and a part of certain street rights-of-way as closed by City Council Motion No. 70-1288, passed April 15, 1970 and filed in Volume 8104, Page 1 of said Deed Records and being more particularly described by metes and bounds as follows with all bearings and coordinates referenced to the Texas Coordinate System, South Central Zone:

BEGINNING at the most northerly cut-back corner (X=3,150,861.30, Y=717,454.95) at the intersection of the south right-of-way line of West Dallas Avenue (80 feet wide) with the easterly right-of-way line of Clay Avenue (100 feet wide);

THENCE, North 87DEG. 37' 33" East, a distance of 156.34 feet along the south right-of-way line of said West Dallas Avenue to the beginning of a tangent curve to the left;

THENCE, 135.53 feet northeasterly along the arc of said curve (Delta Angle = 54DEG. 45' 36", Radius = 141.81 feet, Chord = North 60DEG. 14' 45" East,
130.43 feet) to a point at the end of said curve in the southeasterly right-of-way line of Bagby Street (varying width), said point also being a point on a non-tangent curve to the left;

THENCE, 126.55 feet easterly along the southeasterly right-of-way line of said Bagby Street and the arc of said curve (Delta Angle = 10DEG. 54' 11", Radius = 665.00 feet, Chord = North 38DEG. 18' 56" East, 126.36 feet);

                           Page 3 of Exhibit A

THENCE, South 32DEG.  51' 57" West, 172.98 feet;

THENCE, South 57DEG.  08' 03" East, 20.62 feet;

THENCE, North 77DEG.  51' 57" East, 45.24 feet;

THENCE, South 57DEG.  08' 03" East, 121.23 feet;

THENCE, North 32DEG.  51' 57" East, 27.13 feet;

THENCE, North 77DEG.  51' 57" East, 7.07 feet;

THENCE, South 57DEG.  08' 03" East, 126.44 feet;

THENCE, South 32DEG.  51' 57" West, 90.00 feet;

THENCE, North 57DEG.  08' 03" West, 129.15 feet;

THENCE, South 32DEG.  51' 57" West, 196.42 feet;

THENCE, South 57DEG.  08' 03" East, 219.67 feet;

THENCE, South 87DEG. 36' 57" West, 10.28 feet to the beginning of a tangent curve to the right;

THENCE, 143.43 feet westerly along the arc of said curve (Delta Angle = 18DEG. 58' 09", Radius = 433.22 feet, Chord = North 82DEG. 53' 58" West,
142.77 feet);

THENCE, South 16DEG. 35' 07" West, 15.00 feet to an intersection with the northeasterly right-of-way line of said Clay Avenue and a point on a non-tangent curve to the right;

THENCE, 415.17 feet northwesterly along the northeasterly right-of-way line of Clay Avenue and the arc of said curve (Delta Angle = 53DEG. 04' 18", Radius = 448.22 feet, Chord = North 46DEG. 52' 45" West, 400.49 feet) to a point of a compound curve to the right;

THENCE, 93.22 feet northwesterly along said northeasterly right-of-way line of Clay Avenue and the arc of said curve (Delta Angle = 09DEG. 09' 01", Radius = 583.72 feet, Chord = North 15DEG. 46' 05" West, 93.12 feet) to a point on a cut-back to the right;

THENCE, North 38DEG. 27' 43" East, 13.08 feet along said cut-back to the POINT OF BEGINNING, containing a computed area of 119,202 square feet of land.

                           Page 4 of Exhibit A

TRACT D - METROPOLITAN GARAGE TRACT

All that certain tract of land out of the O. Smith Survey, A-696, Houston, Harris County, Texas and being more particularly described by metes and bounds as follows:

Commencing at the City of Houston Engineering Department Reference Rod No. 541 located in West Dallas at its intersection with Bagby Street, thence S 89DEG. 45'00" W passing the City of Houston Engineering Reference Rod No. 94 at 520.09' and continuing for a total distance of 732.26' to a point, thence S 0DEG. 15'00" E -20.05' to a 5/8" iron rod located in the south right-of-way line of West Dallas (based on a 90' width) at its intersection with the east right-of-way line of Fuller Street, and being the POINT OF BEGINNING of the herein described tract:

THENCE N 89DEG. 45'29" E - 247.30' along the south right-of-way line of said West Dallas to a point for corner;

THENCE S 00DEG. 15' E - 557.76' to a 3/8" iron rod for corner;

THENCE S 89DEG. 45'07" W - 250.02' to a 3/8" iron rod for corner located in the east right-of-way line of Fuller Street;

THENCE along the said east right-of-way line of Fuller Street the five following courses and distances:

       N 00DEG. 21'53" W - 100.04' to a point,
       N 06DEG. 24'16" E - 30.20' to a point,
       N 00DEG. 15' W - 200' to a point,
       N 01DEG. 26'42" W - 27.76' to a point,
       N 00DEG. 15' W - 200'

to the POINT OF BEGINNING and containing 138,131.8 square feet of land more or less.


TRACT E - ALLEN CENTER PARKING GARAGE TRACT

Being a tract or parcel of land containing 179,624 square feet of land out of the Obedience Smith Survey, Abstract 696, Harris County, Texas, and being a part of those certain tracts designated as "Tract 4, 5 and Tract 8" per the deed recorded in Volume 7769, Page 568 of the Harris County Deed Records, and a part of certain street rights-of-way as closed by City Council Motion No. 70-1288, passed April 15, 1970 and filed in Volume 8104, Page 1 of said Deed Records, and being more particularly described by metes and bounds as follows with all bearings and coordinates referenced to the Texas Coordinate System, South Central Zone:

                           Page 5 of Exhibit A

BEGINNING at a point (X=3,150,750.60, Y=717,450.35) at the intersection of the south right-of-way line of West Dallas Avenue (80 feet wide) with the westerly right-of-way line of Clay Avenue (100 feet wide), said point also being on a non-tangent curve to the left;

THENCE, 134.65 feet southeasterly along the westerly right-of-way line of said Clay Avenue and the arc of said curve (Delta Angle = 11DEG. 17'02", Radius = 683.72 feet, Chord = South 14DEG. 42'05" East, 134.44 feet) to a point for the end of said curve and point of a compound curve to the left;

THENCE, 283.23 feet southeasterly, continuing along said westerly right-of-way line of Clay Avenue and the arc of said curve (Delta Angle = 29DEG. 36'05", Radius = 548.22 feet, Chord = South 35DEG. 08'38" East, 280.09 feet) to the end of said curve and the most northerly corner of a cut-back to the right at the intersection of said westerly right-of-way line of Clay Avenue and the westerly right-of-way line of Shaw Street (60 feet wide):

THENCE, South 02DEG. 22'27" East, 9.77 feet along said cut-back and westerly right-of-way line of Shaw Street to the beginning of a non-tangent curve to the left;

THENCE, 219.99 feet southwesterly along the arc of said curve and said westerly right-of-way line (Delta Angle = 30DEG. 44'32", Radius = 410.00 feet, Chord = South 13DEG. 14'49" West, 217.36 feet) to a point of tangency;

THENCE, South 02DEG. 07'27" East, 60.47 feet along said westerly right-of-way line to the most northerly corner of a cut-back to the right;

THENCE, South 42DEG. 45'03" West, 14.17 feet along said cut-back and westerly right-of-way line to a point at the intersection of said westerly right-of-way line of Shaw Street and the north right-of-way line of Andrews Street (60 feet wide);

THENCE, South 87DEG. 37'33" West, 255.65 feet along the north right-of-way line of said Andrews Street to an angle point in said north right-of-way;

THENCE, South 85DEG. 38'14" West, 34.46 feet, continuing along the north right-of-way line of said Andrews Street to a nail set in concrete for southwest corner;

THENCE, North 02DEG. 22'27" West, 99.98 feet to an "X" cut in concrete for an angle point;

THENCE, North 02DEG. 18'03" West, 557.64 feet to a point for northwest corner, said point being on the south right-of-way line of said West Dallas Avenue;

THENCE, North 87DEG. 37'33" East, 177.90 feet along the south right-of-way line of said West Dallas Avenue to the POINT OF BEGINNING, containing a computed area of 179,624 square feet of land.

                           Page 6 of Exhibit A

TRACT F - ANTIOCH PARK TRACT

       A tract or parcel containing 27,402 square feet of land out of the Obedience Smith Survey, Abstract 696, Harris County, Texas. Said tract also being a portion of Lots 9 and 10 in Block 3, and Lots 4, 5, 6, 7 and 8 in Block 2 of the Senechal Addition, a subdivision of record per the map recorded in Volume M, Page 475 of the Harris County Deed Records, and contains that portion of Frederick Street that is bounded on the north by Clay Avenue (width varies) and is bounded on the south by Andrews Street (50 feet wide). The herein described tract is more particularly described as follows, with all bearings and coordinates referenced to the Texas Coordinate System, South Central Zone:

COMMENCING at a Copperweld Rod stamped "AC-5" (X=3,150,906.78, Y=716,037.50) found at the intersection of the centerlines of Smith Street (80 feet wide) and Pease Avenue (80 feet wide) from which City Survey Marker 5357-1606-C (City Rod No. 52) bears South 57DEG. 08'01" East;

THENCE, North 32DEG. 51'57" East, 950.00 feet along the centerline of said Smith Street;

THENCE, departing said centerline at a right angle, North 57DEG. 08'03" West,
89.73 feet to a 5/8-inch iron rod (X=3,151,346.89, Y=716,884.03) found for the intersection of the southwesterly right-of-way line of Clay Avenue (varying width) with the northwesterly right-of-way line of said Smith Street (width varies at this point), said iron rod being a point on the line common to Lots 8 and 9 in said Block 2 and the POINT OF BEGINNING;

THENCE, South 02DEG. 07'27" East, 61.20 feet along the northwesterly right-of-way line of said Smith Street and the line common to said Lots 8 and 9 to a 5/8-inch iron rod found for the new northerly right-of-way line of Andrews Street (50 feet wide);

THENCE South 87DEG. 37'33" West, 265.27 feet along the new northerly right-of-way line of said Andrews Street to a 5/8-inch iron rod found on the line common to Lots 9 and 8 in said Block 3;

THENCE, North 02DEG. 07'27" West, 95.63 feet along said common line to a 5/8-inch iron rod found at the corner common to Lots 2, 3, 8 and 9 in said Block 3;

THENCE, North 87DEG. 27'29" East, 99.99 feet along the line common to Lots 9, 10, 2 and 1 in said Block 3 to a 5/8-inch iron rod found for the corner common to said Lots 1 and 10 in the westerly right-of-way line of abandoned Frederick street;

THENCE, North 87DEG. 52'33" East, 17.50 feet to the centerline of said Frederick Street;

THENCE, North 02DEG. 07'27" West, 54.49 feet along said centerline to the south right-of-way line of said Clay Avenue;

                           Page 7 of Exhibit A

THENCE, South 65DEG. 48'22" Each, 40.34 feet along said southwesterly right-of-way line of Clay Avenue to a 5/8-inch iron rod found for the beginning of a tangent curve to the right;

THENCE, 81.46 feet southeasterly along the arc of said curve and southwesterly right-of-way line (Radius = 538.22 feet, Delta = 8DEG. 40'19", Chord = South 61DEG. 28'12" East, 81.38 feet) to a 5/8-inch iron rod found for point of tangency;

THENCE, continuing along the southwesterly right-of-way line of said Clay Avenue, South 57DEG. 08'03" East, 50.78 feet to the POINT OF BEGINNING, containing a computed area of 27,402 square feet of land.

                           Page 8 of Exhibit A

                               [ARCHITECTURAL PLAN]

                                      EXHIBIT B

                                          TO
                                 OFFICE LEASE BETWEEN
                       TRIZEC ALLEN CENTER LIMITED PARTNERSHIP,
                                     AS LANDLORD,
                                         AND
                             GATEWAY ENERGY CORPORATION,
                                      AS TENANT


                                   PLAN OF PREMISES


                                      [TO COME]

                                      EXHIBIT C

                                          TO
                                 OFFICE LEASE BETWEEN
                       TRIZEC ALLEN CENTER LIMITED PARTNERSHIP,
                                     AS LANDLORD,
                                         AND
                             GATEWAY ENERGY CORPORATION,
                                      AS TENANT


                                      WORKLETTER
                           (LANDLORD DOES WORK--ALLOWANCE)

       This Work Letter ("Work Letter") describes and specifies the rights and obligations of Landlord and Tenant with respect to certain allowances granted to Tenant hereunder and rights and responsibilities of Landlord and Tenant with respect to the design, construction and payment for the completion of the Initial Improvements within the Premises.

       1. DEFINITIONS. Terms which are defined in the Lease shall have the same meaning in this Work Letter. Additionally, as used in this Work Letter, the following terms (when delineated with initial capital letters) shall have the respective meaning indicated for each as follows:

               (a) ALLOWANCE shall mean a sum not to exceed $20.00 per square foot of Rentable Area within the initial 3,981 square feet comprising the Premises (a maximum of $79,620.00).

               (b) BASIC CONSTRUCTION OF THE BUILDING shall mean the structure of the Building as built on the date of this Work Letter, the Shell Improvements, and all other improvements, fixtures and facilities constituting a part of the Project, as these exist on the date of this Work Letter if the Building is complete, or as provided for in Landlord's plans and specifications for the Building if prior to completion.

               (c) LANDLORD'S ARCHITECT shall mean the architect designated by Landlord as its architect, from time to time, to perform the functions of Landlord's Architect hereunder.

               (d) PLANS AND SPECIFICATIONS shall mean collectively, the plans, specifications and other information prepared or to be prepared by Tenant's Architect and, where necessary, by Landlord's electrical, mechanical and structural engineers, all at Tenant's expense, which shall detail the Work required by Tenant in the Premises and which shall be approved in writing by both Tenant and Landlord prior to the commencement of such Work.

                           Page 1 of Exhibit C

               (e) TENANT'S ARCHITECT shall mean PDG Architects, who is an architect licensed to practice in the State of Texas.

               (f) WORK shall mean all materials and labor to be added to the Basic Construction of the Building and the Shell Improvements in order to complete the installation of the Initial Improvements within the Premises for Tenant in accordance with the Plans and Specifications, including, without limitation any modification to Basic Construction of the Building or to the Shell Improvements, any structural modifications to the Building, any electrical or plumbing work required to meet Tenant's electrical and plumbing requirements, and any special air conditioning work required to be performed in the Premises.

               (g) COST OF THE WORK shall mean the cost of all materials and labor to be added to the Basic Construction of the Building and the Shell Improvements in order to complete the installation of the Initial Improvements within the Premises in accordance with the Plans and Specifications.

               (h) LANDLORD'S COSTS shall mean the sum of (i) the cost of the Shell Improvements and (ii) that portion of the Cost of the Work up to, but not in excess of, the aggregate amount of the Allowance.

               (i) TENANT'S COSTS shall mean that portion of the Cost of the Work in excess of Landlord's Costs.

               (j) CHANGE COSTS shall mean all costs or expenses attributable to any change in the Plans and Specifications which, when added to other costs and expenses incurred in completing the Work, exceed Landlord's Costs, including, without limitation, (i) any cost caused by direction of Tenant to omit any item of Work contained in the Plans and Specifications, (ii) any additional architectural or engineering services, (iii) any changes to materials in the process of fabrication,
       (iv) the cancellation or modification of supply or fabricating contracts, (v) the removal or alteration of any Work or any plans completed or in process, or (vi) delays affecting the schedule of the Work.

               (k) WORKING DAYS shall mean all days of the week other than Saturday, Sunday, and legal holidays.

       2. PROCEDURE AND SCHEDULES FOR THE COMPLETION OF PLANS AND SPECIFICATIONS. The Plans and Specifications shall be completed in accordance with the following procedure and time schedules:

               (a) DESIGN DRAWINGS. Within ten (10) Working Days from execution of the Lease, Tenant shall submit to Landlord four (4) sets of prints of design drawings, specifying the intended design, character and finishing of the Initial Improvements within the Premises. Such package shall include separate drawings for signs in accordance with Landord's sign

                           Page 2 of Exhibit C
       criteria. The design drawings shall set forth the requirements of Tenant with respect to the installation of the Initial Improvements within the Premises, and such drawings shall include, without limiting their scope, a Tenant approved space plan, architectural design of the space, including office front, plans, elevations, sections, and renderings indicating materials, color selections and finishes.

                     (i) After receipt of design drawings, Landlord shall return to Tenant one set of prints of design drawings with Landlord's suggested modifications and/or approval.

                     (ii) If design drawings are returned to Tenant with comments, but not bearing approval of Landlord, the design drawings shall be immediately revised by Tenant and resubmitted to Landlord for approval within ten (10) Working Days of their receipt by Tenant. Unless such action is taken, Tenant will be deemed to have accepted and approved all of Landlord's comments on the design drawings.

               (b) COMPLETION OF PLANS AND SPECIFICATIONS. All Plans and Specifications shall be prepared in strict compliance with applicable Building standards and requirements as set forth in the Lease, this Work Letter and otherwise, and shall also adhere to the design drawings approved by Landlord. In order to assure the compatibility of Tenant's electrical and mechanical systems and the compatibility of Tenant's structural requirements with the existing Building and in order to expedite the preparation of Tenant's electrical, mechanical and structural drawings Tenant or Tenant's Architect shall deliver to Landlord's Architect, not later than ten (10) Working Days from the date of Landlord's approval of design drawings, a detailed plan setting forth any and all electrical, mechanical and structural requirements, and Landlord's Architect shall retain, at Tenant's expense, Landlord's electrical, mechanical and structural engineers to prepare all necessary electrical, mechanical and structural construction drawings which shall be included as a part of the Plans and Specifications. All construction documents and calculations prepared by Tenant's Architect shall be submitted by Tenant, in the form of four (4) sets of blueline prints, to Landlord for approval within ten (10) Working Days after the date of receipt by Tenant of Landlord's approval of design drawings. If the Plans and Specifications are returned to Tenant with comments, but not bearing approval of Landlord, the Plans and Specifications shall be immediately revised by Tenant and resubmitted to Landlord for approval within ten (10) Working Days of their receipt by Tenant.

                     (i) The fees for Tenant's Architect and any consultants or engineers retained by or on behalf of Tenant or Tenant's Architect (including, but not limited to, the electrical, mechanical and structural engineers required to be retained under this paragraph) shall be paid by Tenant. Tenant shall also pay for any preliminary drawings by Landlord's Architect for review of the design drawings, the Plans and Specifications, and any revisions to such documents, and the fees and expenses of Landlord's Architect for inspection of the Work, as required by Landlord.

                              Page 3 of Exhibit C

                     (ii) Tenant shall have the sole responsibility for compliance of the Plans and Specifications with all applicable statutes, codes, ordinances and other regulations, and the approval of the Plans and Specifications or calculations included therein by Landlord shall not constitute an indication, representation or certification by Landlord that such Plans and Specifications or calculations are in compliance with said statutes, codes, ordinances and other regulations. In instances where several sets of requirements must be met, the requirements of Landlord's insurance underwriter or the strictest applicable requirements shall apply where not prohibited by applicable codes.

                     (iii) Upon completion of the Initial Improvements, if so
               required by Landlord, Tenant shall deliver to Landlord an "as-built" set of Plans and Specifications for the Premises, together with such other information required by Landlord to place the information from the "as-built" Plans and Specifications on to Landlord"s data base; the cost of providing the "as-built" Plans and Specifications and other information, together with Landlord's cost to place the information on to Landlord's data base, shall be borne solely by Tenant.

       3. PRICING. On or before the date which is ten (10) Working Days after finalization of the Plans and Specifications, as evidenced by Landlord's written approval thereof, Landlord shall notify Tenant in writing of the Cost of the Work. The contract for the Work shall obligate the contractor to purchase from Landlord all materials and supplies which are held in "stock" by Landlord and which are required for the Work by the Plans and Specifications provided, Landlord's pricing is comparable to the general market. Within ten (10) Working Days after its receipt of Landlord's written notice identifying the Cost of the Work, Tenant shall either approve such Cost of the Work in writing or cause the Plans and Specifications to be revised and resubmitted to Landlord for Approval. On or before the date which is ten (10) Working Days from Landlord's receipt of such revised Plans and Specifications, Landlord shall either approve the revised Plans and Specifications and give to Tenant a revised Cost of the Work or give to Tenant Landlord's comments on such revised Plans and Specifications. If for any reason Landlord and Tenant have not agreed in writing upon final Plans and Specifications and/or the Tenant has not approved in writing the Cost of the Work on or before the date which is sixty (60) Working Days from the date hereof, then Landlord shall have the right to terminate the Lease and this Work Letter, without further obligation.

       4. PAYMENTS. Tenant may use a portion of the Allowance up to $2.00 per square foot of the Rentable Area of the Premises for the payment of fees and expenses payable by Tenant under the terms of Paragraph 2(b)(i) of this Work Letter Tenant shall pay the aggregate amount of Tenant's Costs to Landlord upon demand. Landlord shall determine the percentage of the Cost of the Work which is allocable to Landlord and the percentage of the Cost of the Work which is allocable to Tenant. Landlord shall also revise its determination of such percentages based on any changes in the Cost of the Work due to change orders affecting the Plans and Specifications. Within ten (10) days after Tenant's receipt of an invoice from Landlord which identifies that portion of the Cost of the Work to be incurred, respectively, by Landlord and Tenant, Tenant shall pay to Landlord the

                           Page 4 of Exhibit C
percentage of the Cost of the Work allocable to Tenant, as Tenant's Costs, as determined by Landlord from time to time. Landlord's obligation for payment with respect to the Work shall not exceed the aggregate amount of Landlord's Costs; and after Landlord has paid Landlord's Costs, Tenant shall thereafter pay all Cost of the Work as and when invoiced to Tenant by Landlord, including, without limitation, any Change Costs. The amounts payable to Landlord hereunder shall constitute Rent due pursuant to the Lease, and failure to make any such payment when due shall constitute a default under the Lease, entitling Landlord to exercise any or all of its remedies hereunder, as well as all remedies otherwise available to Landlord. Any cost savings achieved after completion of the Work with respect to the initial Premises shall be added to the Allowance to be provided to Tenant with respect to Tenant's improvement of the Expansion Premises.

       5. PERFORMANCE OF WORK AND DELAYS. Landlord shall cause the Contractor to perform the Work in substantial accordance with the Plans and Specifications. In that regard, Landlord shall perform as construction manager for the construction of the Initial Improvements in accordance with the Plans and Specifications; and the Cost of the Work shall include a management fee payable to Landlord in the amount of five percent (5%) of the cost of the materials and labor constituting the Work. If a delay shall occur in the completion of the Work by Landlord as the probable result of (i) any failure to furnish when due Tenant's design drawings, Tenant's electrical, mechanical and/or structural requirements, Tenant's Plans and Specifications or any revision to any such documents, (ii) any change by Tenant in any of the Plans and Specifications, (iii) any state of facts which gives rise to a change referred to in the definition of Change Costs or any changes resulting in a Change Cost, (iv) the fact that materials to be incorporated into the Work which are non-Building grade require a lead time (not due to Landlord default or error) to obtain or construction time to perform, in excess of that required for Work which is Building grade, as determined by Landlord, or (v) any other act or omission of Tenant, its agents or employees, including any violation of the provisions of the Lease or any delay in giving authorizations or approvals pursuant to this Work Letter, then any such delay shall not justify any extension of the Commencement Date of the Lease.

       6. CHANGE ORDERS. All changes and modifications in the Work from that contemplated in the Plans and Specifications, whether or not such change or modification gives rise to a Change Cost, must be evidenced by a written Change Order executed by both Landlord and Tenant. In that regard, Tenant shall submit to Landlord such information as Landlord shall require with respect to any Change Order requested by Tenant. After receipt of requested Change Order, together with such information as Landlord shall require with respect thereto, Landlord shall return to Tenant either the executed Change order, which will evidence Landlord's approval thereof, or the Plans and Specifications with respect thereto with Landlord's suggested modification.

       7. PUNCHLIST. Within thirty (30) days after the Commencement Date, Tenant shall give Landlord written notice specifying any details of construction, decoration or mechanical adjustment which remain to be performed by Landlord with respect to any Work; and except for the details contained in such written notice from Tenant, all obligations of Landlord in regard to the Work shall be deemed to have been satisfied. Landlord shall have the right to enter the Premises to complete any such unfinished details, and entry by Landlord, its agents, servants, employees or contractors

                           Page 5 of Exhibit C
for such purpose shall not relieve Tenant of any of its obligations under the Lease or impose any liability on Landlord or its agents, servants, employees or contractors.

       8. WHOLE AGREEMENT; NO ORAL MODIFICATION. This Work Letter embodies all representations, warranties and agreements of Landlord and Tenant with respect to the matter described herein, and this Work Letter may not be altered or modified except by an agreement in writing signed by the parties.

       9. PARAGRAPH HEADINGS. The paragraph headings contained in this Work Letter are for convenient reference only and shall not in any way affect the meaning or interpretation of such paragraphs.

       10. NOTICES. All notices required or contemplated hereunder shall be given to the parties in the manner specified for giving notices under the Lease.

       11. BINDING EFFECT. This Work Letter shall be construed under the laws of the State of Texas and shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors and assigns.

       12. CONFLICT. In the event of conflict between this Work Letter and any other exhibits or addenda to this Lease, this Work Letter shall prevail.


                           Page 6 of Exhibit C

                                      EXHIBIT D

                                          TO
                                 OFFICE LEASE BETWEEN
                       TRIZEC ALLEN CENTER LIMITED PARTNERSHIP,
                                     AS LANDLORD,
                                         AND
                             GATEWAY ENERGY CORPORATION,
                                      AS TENANT


                                RULES AND REGULATIONS


       1. Sidewalks, doorways, vestibules, halls, stairways, and similar areas shall not be obstructed nor shall refuse, furniture, boxes or other items be placed therein by Tenant or its officers, agents, servants, and employees, or used for any purpose other than ingress and egress to and from the leased premises, or for going from one part of the Building to another part of the Building. Canvassing, soliciting and peddling in the Building are prohibited.

       2. Plumbing fixtures and appliances shall be used only for the purposes for which constructed, and no unsuitable material shall be placed therein. Damages resulting from misuse of fixtures or appliances by Tenant, or its employees, agents or contractors, shall be paid by Tenant.

       3. No signs, directories, posters, advertisements, or notices shall be painted or affixed on or to any of the windows or doors, or in corridors or other parts of the Building, except in such color, size, and style, and in such places, as shall be first approved in writing by Landlord in its discretion. Building standard suite identification signs will be prepared by Landlord at Tenant's expense. Landlord shall have the right to remove all unapproved signs without notice to Tenant, at the expense of Tenant.

       4. Tenants shall not do, or permit anything to be done in or about the Building, or bring or keep anything therein, that will in any way increase the rate of fire or other insurance on the Building, or on property kept therein or otherwise increase the possibility of fire or other casualty. Electric current shall not be used for cooking or heating without prior written permission from Landlord.

       5. Landlord shall have the power to prescribe the weight and position of heavy equipment or objects which may over stress any portion of the floor. All damage done to the Building by the improper placing of such heavy items by Tenant, its employees, agents or contractors will be repaired at the sole expense of Tenant.


                           Page 1 of Exhibit D

       6. Tenant shall notify the Building manager when safes or other heavy equipment are to be taken on or out of the Building, and the moving shall be done after written permission is obtained from Landlord on such conditions as Landlord shall require.

       7.      Corridor doors, when not in use, shall be kept closed.

       8. All deliveries must be made via the service entrance and service elevator, when provided, during normal working hours. Landlord's written approval must be obtained for any delivery after normal working hours.

       9. Each tenant shall cooperate with Landlord's employees in keeping its leased premises neat and clean. Nothing shall be swept or thrown into corridors, halls, elevator shafts, stairways, or other public areas, nor shall tenants place any trash receptacles in these areas.

       10. Tenants shall not cause or permit any improper noises in the Building, or allow any unpleasant odors to emanate from the leased premises, or otherwise interfere, injure or annoy in any way other tenants, or persons having business with them.

       11. No animals shall be brought into or kept in or about the Building, except guide dogs or similar support animals accompanying persons who are physically disabled.

       12. When conditions are such that Tenant must dispose of crates, boxes, etc., it will be the responsibility of Tenant to dispose of same prior to, or after the hours of 7:30 a.m. and 5:30 p.m., respectively.

       13. No machinery of any kind, other than ordinary office machines such as typewriters and calculators, shall be operated on the leased premises without the prior written consent of Landlord, nor shall a tenant use or keep in the Building any inflammable or explosive fluid or substance (including Christmas trees and ornaments), or any illuminating materials, except candles. No space heaters or fans shall be operated in the Building.

       14. No bicycles, motorcycles or similar vehicles will be allowed in the Building.

       15. No nails, hooks, or screws shall be driven into or inserted in any part of the Building except as approved by Landlord.

       16. Landlord has the right to evacuate the Building in the event of an emergency or catastrophe.

       17. No food and/or beverages shall be distributed from Tenant's office without the prior written approval of the Building manager. At any party where alcoholic beverages are to be consumed on Building premises, Tenant is required to have two (2) off-duty policemen attend such party.

                           Page 2 of Exhibit D

       18. No additional locks shall be placed upon any doors without the prior written consent of Landlord. Two (2) keys per entry door shall be furnished by Landlord, and the same shall be surrendered upon termination of this Lease. Tenant shall then give Landlord or his agent an explanation of the combination of all locks on doors or vaults. No duplicates of such keys shall be made by Tenant. Additional keys shall be obtained only from Landlord, at a fee to be determined by Landlord.

       19. Tenants will not locate furnishings or cabinets adjacent to mechanical or electrical access panels or over air conditioning outlets so as to prevent operating personnel from servicing such units as routine or emergency access may require. Cost of moving such furnishings for Landlord's access will be for Tenant's account. The lighting and air conditioning equipment of the Building will remain the exclusive charge of the Building designated personnel.

       20. Tenant shall comply with parking rules and regulations as may be posted or distributed from time to time.

       21. No portion of the Building shall be used for the purpose of lodging rooms.

       22. Vending machines or dispensing machines of any kind will not be placed in the leased premises by a tenant without prior written approval by Landlord.

       23. Prior written approval, which shall be at Landlord's sole discretion, must be obtained for installation of window shades, blinds, drapes or any other window treatment of any kind whatsoever. Landlord will control all internal lighting that may be visible from the exterior of the Building and shall have the right to change any lighting which has not been so approved by Landlord, without notice to Tenant, at Tenant's expense.

       24. No tenant shall make any changes or alterations to any portion of the Building without Landlord's prior written approval, which may be given on such conditions as Landlord may elect. All such work shall be done by Landlord or by contractors and/or workmen approved by Landlord, working under Landlord's supervision.

       25. Tenant and its contractors shall provide Landlord with Material Safety Data Sheets (MSDS) for all materials or substances being used or stored in or about the Building. The MSDS will be provided PRIOR to bringing the materials or substances into the Building.

       26. The directory board of the Building will be provided for the display of the name and location of tenants only. Tenant will be provided one
(1) line or strip on the Building directory board for every two thousand (2,000) square feet of space. Any additional lines which Tenant shall desire to place upon said directory board over and above this allowance must first be approved by Landlord, and if so approved, a charge will be made therefor.

                           Page 3 of Exhibit D

       27. Tenants shall ensure that the doors of their leased premises are closed and securely locked and must observe strict care and caution that all water faucets, water apparatus and utilities are shut off before a tenant and such tenant's employees leave the leased premises, so as to prevent waste or damage. On multiple-tenancy floors, all tenants shall keep the door or doors to the Building corridors closed at all times except for ingress and egress.

       28. Tenants shall exercise reasonable precautions in the protection of their personal property from loss or damage by keeping doors to unattended area locked. Tenants shall also report any thefts or losses to the Building manager as soon as reasonably possible after discovery and shall also notify the Building manager of the presence of any persons whose conduct is suspicious or causes a disturbance.

       29. Firearms of any caliber or make are strictly prohibited from being carried or stored in the Building. Requests for an exception to this policy must be submitted in writing to Landlord prior to any introduction of a firearm in the Building and must detail the reasons for the requested exception. Any exception permitting a person to carry or store a firearm in the Building must be in writing signed by Landlord and shall contain such conditions and provisions as Landlord may specify in its sole discretion. Notwithstanding the grant of any exception, Landlord shall retain the right to revoke such permission at any time and for any reason, including without limitation, the unsafe, rude, offensive, alarming or reckless display or carrying of the firearms.

       30. Landlord shall not be responsible to the tenants, their agents, employees or invitees for any loss of money, jewelry or other personal property from the leased premises or public areas or for any damages to any property therein from any cause whatsoever whether such loss or damage occurs when an area is locked against entry or not.

       31. Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by tenants of any heavy equipment, bulky material or merchandise which requires use of elevators or stairways, or movement through the Building entrances or lobbies shall be restricted to such hours as Landlord shall designate. All such movement shall be in a manner to be agreed between the tenants and Landlord in advance. Such pre-arrangement shall be initiated by the tenant. The time, method, and routing of movement and limitations for safety or other concern which may prohibit any article, equipment or other item from being brought into the Building shall be subject to Landlord's discretion and control. Although Landlord or its personnel may participate in or assist in the supervision of such movement, the tenant assumes final responsibility for all risks as to damage to articles moved and injury to persons or public engaged or not engaged in such movement, including equipment, property and personnel of Landlord if damages or injured as a result of acts in connection with carrying out this service for a tenant from time of entering the property to completion of work. Landlord shall not be liable for acts of any person engaged in, or any damage or loss to any of said property or persons resulting from any act in connection with such service performed for a tenant.

                           Page 4 of Exhibit D

       32. Tenants shall not employ any person for the purpose of cleaning other than the authorized cleaning and maintenance personnel for the Building unless otherwise approved in writing by Landlord. To ensure orderly operation of the Building, Landlord reserves the right to approve all concessionaires, vending machine operators or other distributors of cold drinks, coffee, food or other concessions, water, towels, or newspapers.

       33. Tenants, their employees, guests and invitees may be called upon to show suitable identification and/or sign a building register when entering or leaving the Building at times other than normal Building operating hours. All tenants shall cooperate fully with Building security personnel in complying with such requirements.

       34. Tenants shall not solicit from or circulate advertising material among other tenants of the Building except the regular use of the U.S. mail service. Tenants shall notify the Building manager or the Building security personnel promptly if it comes to their attention that any unauthorized persons are soliciting from or causing annoyance to tenants, their employees, guests or invitees.

       35. Landlord reserves the right to deny entrance to the Building or remove any person or persons from the Building in any case where the conduct of such person or persons involves a hazard or nuisance to any tenant of the Building or to the public or in the event of fire or other emergency, riot, civil commotion or similar disturbance involving risk to the Building, tenants or the general public.

       36. Landlord reserves the right to rescind any of these rules and make such other and further rules and regulations as in its judgment shall from time to time be necessary or advisable for the operation of the Building, which rules shall be binding upon each tenant upon delivery to such tenant of notice thereof in writing.

                           Page 5 of Exhibit D

                                      EXHIBIT E

                                          TO
                                 OFFICE LEASE BETWEEN
                       TRIZEC ALLEN CENTER LIMITED PARTNERSHIP,
                                     AS LANDLORD,
                                         AND
                             GATEWAY ENERGY CORPORATION,
                                      AS TENANT


                                       PARKING


       This EXHIBIT E ("Parking Exhibit") describes and specifies Tenant's non-exclusive right to use four (4) parking spaces (collectively, "Spaces") located on such levels inside one or more of the Building's parking garages as set forth on SCHEDULE 1 attached to this Parking Exhibit and incorporated herein by reference, all upon the terms and conditions set forth below. The parking garage beneath the Building shall be referred to as the "Building Garage." The parking garage located at 300 Clay Street shall be referred to as the "Allen Center Parking Garage." The parking garage located at 340 West Dallas Street shall be referred to as the "Metropolitan Parking Garage." The Building Garage, Allen Center Parking Garage and Metropolitan Parking Garage may be hereinafter referred to individually and collectively as the "Parking Garage."

       1. DEFINITIONS. The terms which are defined in the Lease shall have the same meanings in this Parking Exhibit.

       2. GRANT AND RENTAL FEE. Provided no event of default has occurred and is continuing under the Lease, Tenant shall rent on a "must-take" basis the Spaces during the entire Term at such monthly rates (together with any applicable tax thereon) and subject to such terms, conditions, and regulations as are, from time to time, promulgated by Landlord or the manager of the Parking Garage, as applicable, and charged or applicable to patrons of the Parking Garage for spaces similarly situated therein. In the event the Premises are increased or decreased during the Term, the number of Spaces available to Tenant shall likewise be increased or decreased so that the aggregate number of Spaces to which Tenant is entitled shall equal one (1) unreserved Space for each one thousand (1,000) square feet of Rentable Area within the Premises.

       3. UNAVAILABILITY OF SPACES. If the Spaces are not available or become unavailable to Tenant (due to causes beyond the reasonable control of Landlord) during any portion of the Term of this Lease, Landlord shall make available to Tenant alternate parking spaces located reasonably near the Building until the Spaces are made available to Tenant.

                           Page 1 of Exhibit E

       4. RISK. All motor vehicles (including all contents thereof) shall be parked in the Spaces at the sole risk of Tenant, its employees, agents, invitees and licensees, it being expressly agreed and understood that Landlord has no duty to insure any of said motor vehicles (including the contents thereof), and that Landlord is not responsible for the protection and security of such vehicles. Landlord shall have no liability whatsoever for any property damage and/or personal injury which might occur as a result of or in connection with the parking of said motor vehicles in any of the Spaces, and Tenant hereby agrees to indemnify and hold Landlord harmless from and against any and all costs, claims, expenses, and/or causes of action which Landlord may incur in connection with or arising out of Tenant's use of the Spaces pursuant to this Parking Exhibit.

       5. NO BAILMENT. It is further agreed that this Parking Exhibit shall not be deemed to create a bailment between the parties hereto, it being expressly agreed and understood that the only relationship created between Landlord and Tenant hereby is that of licensor and licensee, respectively.

       6. RULES AND REGULATIONS. In its use of the Spaces, Tenant shall follow all of the Rules and Regulations of the Building (attached to the Lease as EXHIBIT D) applicable thereto, any rules and regulations promulgated by Landlord or the manager of the Parking Garage, as applicable, as the same may be amended from time to time. Upon the occurrence of any breach of such rules, failure to make parking rental payments due hereunder or default by Tenant under the Lease, Landlord shall be entitled to terminate this Parking Exhibit, in which event Tenant's right to utilize the Spaces shall thereupon automatically cease.

       7. ACCESS. Landlord shall be entitled to utilize whatever access device Landlord deems necessary (including but not limited to the issuance of parking stickers or access cards), to assure that only those persons who have contracted to use spaces in the Parking Garage are using the parking spaces therein. Landlord currently limits access to the Parking Garage through the use of a parking entry card system, the cards for which shall be provided by Landlord. These cards are different from and do not entitle the holder thereof to an after-hours entry card to the Building (pursuant to the terms of Section
7.04 of the Lease). Landlord agrees to provide to Tenant four (4) parking entry cards. Tenant further agrees to surrender all parking entry cards in its possession upon the expiration or earlier termination of this Lease. Landlord shall be entitled to cancel any lost or stolen cards of which it becomes aware. Tenant shall promptly notify Landlord of any lost or stolen cards. Tenant shall pay Landlord for each additional card(s) or for each replacement card(s) for any card(s) lost by or stolen from Tenant, in such amount as Landlord shall, from time to time determine, the present charge for such lost or stolen cards being $10.00 per card. Tenant acknowledges that the parking entry card may also be the same as the master entry card used for access to the Building during other than normal business hours, and to the extent the cards are the same, agrees that the provisions of Section 7.04 of the Lease shall also be applicable and in the event of a conflict with the provisions of this Parking Exhibit, the provisions of Section 7.04 shall control. In the event Tenant, its agent or employees wrongfully park in any of the Parking Garage's spaces, Landlord shall be entitled and is hereby authorized to have any such vehicle towed away, at Tenant's sole risk and expense, and Landlord is further authorized to impose upon Tenant a penalty of $25.00 for each

                           Page 2 of Exhibit E
such occurrence. Tenant hereby agrees to pay all amounts falling due hereunder upon demand therefor, and the failure to pay any such amount shall additionally be deemed an event of default hereunder and under the Lease, entitling Landlord to all of its rights and remedies hereunder and thereunder.


                           Page 3 of Exhibit E

                                      SCHEDULE 1

                                          TO
                                      EXHIBIT E
                                          TO
                                 OFFICE LEASE BETWEEN
                       TRIZEC ALLEN CENTER LIMITED PARTNERSHIP,
                                     AS LANDLORD,
                                         AND
                             GATEWAY ENERGY CORPORATION,
                                      AS TENANT

                                   BUILDING GARAGE

              ALLEN CENTER PARKING GARAGE OR METROPOLITAN PARKING GARAGE

                                   RESERVED SPACES

              NO. OF SPACES              CURRENT MONTHLY
              -------------              PRICE PER SPACE
                                         ---------------
                                         Allen Center Garage
                      0                  $146.14 (including tax)

                      1                  Metropolitan Parking Garage
                                         $ 97.43 (including tax)

 TOTAL RESERVED SPACES:     1


                                   UNRESERVED SPACES

              NO. OF SPACES              CURRENT MONTHLY
              -------------              PRICE PER SPACE
                                         ---------------
                      0                  Building Garage
                                         $200.26 (including tax)

                      0                  Allen Center Garage
                                         $ 97.43 (including tax)

                      3                  Metropolitan Parking Garage
                                         $ 81.19 (including tax)

 TOTAL UNRESERVED SPACES:        3

                                       EXHIBIT F

                                          TO
                                 OFFICE LEASE BETWEEN
                       TRIZEC ALLEN CENTER LIMITED PARTNERSHIP,
                                     AS LANDLORD,
                                         AND
                             GATEWAY ENERGY CORPORATION,
                                      AS TENANT


                                    RENEWAL OPTION


       1. Tenant shall have an option (the "Renewal Option") to renew and extend the term of this Lease for one additional period of five (5) years, commencing on the day following the Expiration Date and expiring five (5) years thereafter (the "Renewal Term"). The Renewal Option may only be exercised by Tenant giving written notice thereof no more than twelve (12) months nor less than nine (9) months prior to the Expiration Date. If Tenant fails to give notice of exercise of the Renewal Option within such specified time period, the Renewal Option shall be deemed waiver and of no further force and effect.

       2. Tenant's right to extend this Lease as provided for herein can be exercised only if, at the time of such exercise and upon the commencement of the Renewal Term (a) no Event of Default then exists under this Lease, and (b) Tenant is in possession of the entire Premises (unless Landlord, in its sole discretion, elects to waive either such condition). If either of such conditions are not satisfied or waived by Landlord, the Renewal Option shall be terminated and of no further force and effect, any purported exercise thereof shall be null and void, and this Lease shall terminate on the Expiration Date.

       3. If Tenant shall exercise the Renewal Option (in accordance with and subject to the provisions of this EXHIBIT F), all of the terms, covenants and conditions provided in this Lease shall continue to apply during the Renewal Term, except that (i) the Base Rental during the Renewal Term shall be the then Prevailing Market Rate (as defined below) for the Premises, and (ii) any terms, covenants and conditions that are expressly or by their nature inapplicable to such renewal term (including, without limitation, this EXHIBIT F) shall be deemed void and of no further force and effect. No assignee of this Lease (other than an Affiliate) may exercise the Renewal Option. No subtenant of any portion of the Premises shall have any rights hereunder whatsoever.

       4. As used herein, the term "Prevailing Market Rate" means the annual amount per square foot of Rentable Area within the Premises that a willing tenant would pay and a willing landlord would accept in arm's length, bona fide negotiations for a renewal of the Premises to be executed at the time of determination and to commence at the beginning of the Renewal Term, as


                           Page 1 of Exhibit F
determined by Landlord in good faith based upon comparable renewal transactions made in the Building and in other Class "A" downtown Houston, Texas office buildings located in the area immediately adjacent to the Building (including Two Allen Center and Three Allen Center) within the previous twelve (12) months (taking into consideration the location, quality, and age of the building, floor level, extent of leasehold improvements (existing or to be provided), rental abatements, lease takeovers/assumptions, moving expenses and other concessions, term of lease, extent of services to be provided, distinction between "gross" and "net" lease, base year or other amounts allowed for escalation purposes (expense stop), other inducements such as parking spaces or club memberships), the time the particular rental rate under consideration became or is to become effective, or any other relevant term or condition. Within thirty (30) days after receipt of Tenant's notice of exercise of the Renewal Option, Landlord will notify Tenant in writing of its determination of the Prevailing Market Rate for the Premises for the Renewal Term. If Tenant disagrees with Landlord's determination, Tenant shall have a period of thirty (30) days after receipt of Landlord's notice to withdraw its exercise of the Renewal Option by written notice to Landlord, in which event the Renewal Option shall be terminated and of no further force and effect and this Lease shall terminate upon the Expiration Date. Failure by Tenant to withdraw its exercise of the Renewal Option within such thirty (30) day period shall be deemed acceptance by Tenant of Landlord's determination of the Prevailing Market Rate for the Renewal Term.


                                Page 2 of Exhibit F

                                      EXHIBIT G

                                          TO
                                 OFFICE LEASE BETWEEN
                       TRIZEC ALLEN CENTER LIMITED PARTNERSHIP,
                                     AS LANDLORD,
                                         AND
                             GATEWAY ENERGY CORPORATION,
                                      AS TENANT


                                 MANDATORY EXPANSION


       1. As material consideration to Landlord to enter into this Lease, Tenant has agreed to expand the initial Premises by leasing no less than 1,465 square feet (approximate) of Rentable Area being Suite 2610 located on Floor 26 of the Building (the "Expansion Premises") not later than November 1, 1998 (the "Required Expansion Date"). If, prior to the Required Expansion Date, Carrigan, Lapin, Landa & Wilde, L.L.P. cancels its expansion rights with respect to approximately 1,091 square feet of Rentable Area contiguous to the Expansion Premises, the Expansion Premises shall automatically be expanded to include such additional space for a total of 2,556 square feet of Rentable Area which Tenant must lease. The Rentable Area of the entire Expansion Premises leased by Tenant hereunder shall be verified by both Landlord's architect and Tenant's architect prior to Tenant's expansion.

       2. Tenant will execute and return to Landlord an amendment to the Lease adding the Expansion Premises or such other documentation as Landlord shall reasonably require in order to confirm the leasing of the Expansion Premises within thirty (30) days after Tenant's receipt of such documentation. Tenant shall have the right to occupy the Expansion Premises prior to the Required Expansion Date subject to all terms and conditions of the Lease other than the payment of Rent, which shall not commence until the Required Expansion Date. Tenant's lease of the Expansion Premises shall commence on the Required Expansion Date and shall terminate on the Expiration Date.

       3. The Base Rental for the Expansion Premises shall be $20.00 per square feet of Rentable Area within the Expansion Premises per year. Tenant's obligation to pay Rent with respect to the Expansion Premises shall commence, and Tenant's proportionate share of Operating Expenses shall be increased based on the Rentable Area of the Expansion Premises on the Required Expansion Date.

       4. Tenant shall be entitled to an Allowance from Landlord of $5.00 per square foot of Rentable Area within the Expansion Premises for the construction of leasehold improvements within the Expansion Premises in accordance with the terms and conditions of the Workletter. Such


                           Page 1 of Exhibit G

Allowance shall be funded by Landlord within thirty (30) days following the later to occur of (i) Landlord's receipt of the final invoices and lien waivers required by Paragraph 3 of the Workletter documenting the Work with respect to the Expansion Premises or (ii) the Required Expansion Date. Landlord shall apply that portion of the Allowance not utilized by Tenant, against Rent next due from Tenant.

       5. Upon request of Landlord at any time after the Required Expansion Date, Tenant shall execute and deliver to Landlord a declaration (in a form provided by Landlord) specifying (i) the Base Rental schedule for the Expansion Premises, (ii) the Rentable Area of the Expansion Premises, and (iii) Tenant's revised proportionate share of Operating Expenses with respect to the Expansion Premises.

       6. Tenant may improve the unoccupied portion of the Expansion Premises simultaneously with the installation of Initial Improvements within the initial Premises; however Rent shall not commence with respect to the Expansion Premises until the Required Expansion Date.

       7. Tenant shall rent on a "must-take" basis commencing on the Required Expansion Date either two (2) or three (3) (depending on the size of the Expansion Premises) unreserved parking spaces in the Metropolitan Parking Garage in accordance with the terms and conditions of EXHIBIT E to the Lease.

       8. Notwithstanding the foregoing, Tenant shall have the right to cancel the Lease with respect to the Expansion Premises only by written notice to Landlord delivered on or prior to August 31, 1998.


                           Page 2 of Exhibit G

                          SCHEDULE 1 TO EXHIBIT G

      ONE ALLEN CENTER
     ARCHITECTURAL PLAN                          MANDATORY EXPANSION
      HOUSTON, TEXAS                                    SPACE
                                                       R=2,556
                                                       U=2,116
                                                       F=1.2078





                         [FLOOR PLAN]